UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   Form N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

                              INVESTMENT COMPANIES

                   Investment Company Act file number: 811-214

                        SENTINEL VARIABLE PRODUCTS TRUST

                 National Life Drive, Montpelier, Vermont 05604

                           NL Capital Management, Inc.
                 National Life Drive, Montpelier, Vermont 05604

Registrant's telephone number, including area code: (800) 732-8939

Date of fiscal year end:   December 31, 2004

Date of reporting period:  December 31, 2004

ITEM 1. REPORT TO SHAREHOLDERS


                        Sentinel Variable Products Trust

                              POLICYHOLDERS REPORT

                                DECEMBER 31, 2004


                                    [GRAPHIC]

.................................................................................

SENTINEL VARIABLE PRODUCTS TRUST

National Life Drive,
Montpelier, Vermont 05604


TABLE OF CONTENTS

 1    Message to Policyholders
 3    Fund Performance
 4    Actual and Hypothetical Expenses for Comparison Purposes
 5    Sentinel Variable Products Trust Common Stock Fund
 8    Sentinel Variable Products Trust Growth Index Fund
12    Sentinel Variable Products Trust Mid Cap Growth Fund
15    Sentinel Variable Products Trust Small Company Fund
18    Sentinel Variable Products Trust Balanced Fund
21    Sentinel Variable Products Trust Bond Fund
23    Sentinel Variable Products Trust Money Market Fund
26    SVPT Statement of Assets and Liabilities
28    SVPT Statement of Operations
30    SVPT Statement of Changes in Net Assets
32    SVPT Financial Highlights
34    SVPT Notes to Financial Statements
38    Report of Independent Registered Public Accounting Firm
39    Information and Services for Policyholders
40    Board Members and Officers

.................................................................................

                            Message to Policyholders

[PHOTO]
Thomas H. Macleay
Chairman

Dear Policyholder:

We are pleased to submit our annual report for the twelve months ending December 31, 2004.

THE ECONOMY

A steady flow of positive economic news at the beginning of the year helped to produce real GDP growth of 4.5% in the first quarter. Since that time, the pace of growth seems to have settled in at a fairly steady 3% to 4% rate. Employment growth continued at a sluggish pace during most of the year, with the exception of a strong month of October, as continued gains in productivity allowed employers to maintain production without adding a large number of new workers.

      While employment growth was less than spectacular, that growth, along with continued gains in real disposable income and low interest rates, allowed consumer spending to remain steady. Although auto sales softened at mid year, demand for housing remained strong as affordability measures for housing remained at high levels.

      A year ago we predicted corporate profit growth of 10% to 15% during 2004. Earnings growth actually exceeded that pace during the first half of the year, and is likely to finish up 15% to 20% for the full year. Corporate profits are once again near all-time highs, on both an absolute basis and as a percentage of GDP.

      Although oil prices surged from $30 a year ago to over $55 a barrel in November, the impact on consumer spending and corporate profits was limited. One explanation for this is that energy costs represent a smaller share of household purchases and business input costs than they did in the 1970s.

      Barring an unexpected event, it seems likely that economic growth will slow slightly in 2005 to a 3.0% - to 3.5% rate as the Fed continues to raise short-term interest rates. Consumers are also likely to feel some pressure to cut back spending, to rebuild household savings rates from historically low levels.

THE FINANCIAL MARKETS

THE EQUITY MARKETS

The stock market started the fiscal year on a strong note as investors correctly anticipated that earnings reports for the first two quarters would be very strong. The market then moved lower from February through August due to concerns about rising interest rates, higher energy prices, the weak U.S. dollar, and uncertainty about the presidential election.

      The market bottomed in mid-August following a spate of downward earnings revisions for the second half of the year from corporate managers. Economic growth actually picked up during the third quarter, however, to a 3.7% pace, while profit growth remained strong. The decisive election results and strong employment growth in October led to a strong market rally in the last three months of the fiscal year.

      For 2004, the S&P 500 Index gained 10.9%, the Dow Jones Industrial Average was up 5.3% and the NASDAQ rose 9.2%. In general, small stocks performed better than large stocks and value stocks outperformed growth stocks.

      Sentinel's Variable Products Trust equity funds enjoyed solid gains during the 12 months ended December 31, 2004. The funds showing the largest gains were the Sentinel Variable Products Trust Small Company Fund, which was up 15.9% for the period, the Sentinel Variable Products Trust Mid Cap Growth Fund, which gained 12.3%, and the Sentinel Variable Products Trust Common Stock Fund, which returned 9.7%.

      The gains in stock prices this year have left the market's valuation levels at just about the same position as a year ago, selling once again at about 17 times estimated earnings for year ahead. This price-earnings level appears to be justified given the relatively low level of interest rates, inflation, and dividend and capital gains tax rates.

      Our outlook calls for corporate earnings to increase 8% to 12% over the next twelve months as the economic recovery continues at a 3% to 4% rate. While the market's price/earnings multiple

.................................................................................

could contract if interest rates rise more than expected over that period, companies that produce exceptional earnings gains should deliver solid returns. One significant positive factor to keep in mind for the year ahead is that corporate balance sheets are now stronger than they have been in some time. This makes it more likely that investors will benefit from significant increases in dividends and share repurchases during 2005.

THE FIXED INCOME MARKET

      This was supposed to be the year during which interest rates rose sharply in response to the commencement of a new tightening cycle by the Federal Reserve. Well, the Fed did start to raise the Federal Funds rate in June, albeit at a "measured" pace, but interest rates have barely budged, with the sole exception being short-maturity U.S. Treasury Notes. Actually, the 30-Year U.S. Treasury Bond fell in yield, while the U.S. Treasury 10-year Note was virtually unchanged at 4.22%. The U.S. Treasury 2-year Note, the U.S. Treasury security most sensitive to Fed action, rose 125 basis points in yield to 3.07%, basically the amount of Fed tightening.

      The real story regarding interest rates was the tremendous flattening of the U.S. Treasury yield curve. Over the year, the yield curve flattened 149 basis points, from +325 to +176 basis points., as measured by the U.S. Treasury 2-year Note to 30-year Bond yield differential. Short-term securities were under pressure most of the year as the Fed raised the Federal Funds rate 125 basis points, from 1% to 2.25%. Volatility remained the norm for the bond market, with the 2-year Note trading in a 1.46% to 3.07% range, while the 10-year Note traded between 3.68% and 4.87% over the year.

      Prepayments on mortgage-backed securities (MBS) fell sharply with the rise in short-term interest rates and the flattening of the yield curve. As a result, mortgage-backed securities significantly outperformed comparable duration U.S. Treasuries over the period. The Lehman MBS Index returned 4.70% versus a 3.54% return for the Lehman U.S. Treasury Index.

      Corporate bonds put in another year of good performance, particularly in the high yield market. According to the Lehman Indices, the U.S. Credit Index posted a 5.24% return, while the High Yield Index returned 11.13%. Once again, lower quality securities vastly outperformed higher quality ones in both markets, as investors became more comfortable assuming credit risk in the wake of an improving U.S. economy and a rising stock market.

      Going forward, the question for the bond market is "what does the Fed view as a neutral Federal Funds rate?" With inflation running between 2.5% to 3.0% - and some would argue that it's much higher - it seems plausible that a neutral Funds rate is 3% to 3.5%. If so, we think the 2-year U.S. Treasury Note will be on its way to 4.0% and bond market returns will be modest at best in 2005.

SUMMARY

We continue to believe that our disciplined investment approach, with its long-term oriented focus on investing in quality companies, will serve our policyholders well. We also believe that policyholders are well advised to hold a diversified portfolio of investments, and urge you to review your portfolio regularly. As always, we appreciate your support and look forward to continuing to help you achieve your financial goals.

Sincerely,


/s/ Thomas H. MacLeay
Thomas H. MacLeay
Chairman

.................................................................................

                                Fund Performance

Performance data for each Sentinel Variable Products Trust Fund is provided in this table. Financial data is contained in the following pages.

                                               For the period from
                                            01/01/04 through 12/31/04
                                 -----------------------------------------------
                                  12/31/04
                                 Net Asset                  Capital
Sentinel Variable                Value Per    Income          Gain       Total
Products Trust Fund                Share     Dividends   Distributions   Return*
--------------------------------------------------------------------------------
COMMON STOCK                     $  10.98    $   0.11       $     --       9.65%
--------------------------------------------------------------------------------
GROWTH INDEX                         7.89        0.11             --       5.35
--------------------------------------------------------------------------------
MID CAP GROWTH                       9.29          --             --      12.33
--------------------------------------------------------------------------------
SMALL COMPANY                       14.25        0.01           1.33      15.91
--------------------------------------------------------------------------------
BALANCED                            11.45        0.25           0.40       7.44
--------------------------------------------------------------------------------
BOND                                10.11        0.48           0.15       4.75
--------------------------------------------------------------------------------
MONEY MARKET                         1.00      0.0095             --       0.96
--------------------------------------------------------------------------------
STANDARD & POOR'S 500 +                --          --             --      10.87
--------------------------------------------------------------------------------
LEHMAN AGGREGATE BOND INDEX ++         --          --             --       4.34
--------------------------------------------------------------------------------

----------
* TOTAL RETURN IS COMPUTED ASSUMING THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS USING NET ASSET VALUES. FUND PERFORMANCE DATA INCLUDES ALL OPERATING EXPENSES BUT DOES NOT REFLECT ANY INSURANCE CHARGES IMPOSED BY YOUR INSURANCE COMPANY'S SEPARATE ACCOUNT. IF PERFORMANCE INFORMATION INCLUDED THE EFFECT OF SUCH CHARGES, TOTAL RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
+     AN UNMANAGED INDEX OF STOCKS REFLECTING AVERAGE PRICES IN THE STOCK
      MARKET.
++    AN UNMANAGED INDEX OF BONDS REFLECTING AVERAGE PRICES IN THE BOND MARKET.

.................................................................................

            Actual and Hypothetical Expenses for Comparison Purposes

EXAMPLE

As a shareholder of one or more of the Sentinel Variable Products Trust Funds, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

      The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from 07/01/04 through 12/31/04.

ACTUAL EXPENSES

The first line of each fund in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled Expenses Paid from 07/01/04 through 12/31/04 to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of each Fund in the table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of the share class and an assumed rate of return of 5% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a specific Sentinel Variable Products Trust Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

      Please note that the expenses shown in the table below do not include fees and expenses charged or incurred by the separate accounts of National Life Insurance Company which purchases shares of the Funds to serve as investment vehicles under variable life insurance policies or variable annuity contracts issued by National Life Insurance Company. If such expenses were included, the overall expenses shown in the table below would be higher.

Actual and hypothetical expenses for each Sentinel Variable Products Trust Fund are provided in this table. More detailed expense data is contained in the following pages.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                Beginning     Ending                   Expenses Paid
                                          Total                      Total        Account     Account    Annualized    from 07/01/04
Sentinel Variable                         Return                     Return        Value       Value       Expense        through
Products Trust Fund                    Description                 Percentage    07/01/04    12/31/04       Ratio        12/31/04*
------------------------------------------------------------------------------------------------------------------------------------
COMMON STOCK                              Actual                      6.09%       $1,000      $1,061        0.67%         $ 3.46
                       Hypothetical (5% per year before expenses)     2.17%       $1,000      $1,022        0.67%         $ 3.39
------------------------------------------------------------------------------------------------------------------------------------
GROWTH INDEX                              Actual                      2.91%       $1,000      $1,029        2.00%         $10.22
                       Hypothetical (5% per year before expenses)     1.50%       $1,000      $1,015        2.00%         $10.15
------------------------------------------------------------------------------------------------------------------------------------
MID CAP GROWTH                            Actual                      5.09%       $1,000      $1,051        0.78%         $ 4.04
                       Hypothetical (5% per year before expenses)     2.11%       $1,000      $1,021        0.78%         $ 3.98
------------------------------------------------------------------------------------------------------------------------------------
SMALL COMPANY                             Actual                      6.13%       $1,000      $1,061        0.71%         $ 3.69
                       Hypothetical (5% per year before expenses)     2.14%       $1,000      $1,021        0.71%         $ 3.62
------------------------------------------------------------------------------------------------------------------------------------
BALANCED                                  Actual                      4.93%       $1,000      $1,049        0.88%         $ 4.52
                       Hypothetical (5% per year before expenses)     2.06%       $1,000      $1,021        0.88%         $ 4.46
------------------------------------------------------------------------------------------------------------------------------------
BOND                                      Actual                      4.04%       $1,000      $1,040        0.76%         $ 3.88
                       Hypothetical (5% per year before expenses)     2.15%       $1,000      $1,022        0.76%         $ 3.85
------------------------------------------------------------------------------------------------------------------------------------
MONEY MARKET                              Actual                      0.64%       $1,000      $1,006        0.53%         $ 2.67
                       Hypothetical (5% per year before expenses)     2.24%       $1,000      $1,022        0.53%         $ 2.69
------------------------------------------------------------------------------------------------------------------------------------

----------
* EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS IN THE MOST RECENT FISCAL HALF YEAR (184)/365 (OR 366).

.................................................................................

 THE SENTINEL VARIABLE PRODUCTS TRUST COMMON STOCK FUND SEEKS A COMBINATION OF GROWTH OF CAPITAL, CURRENT INCOME, GROWTH OF INCOME, AND RELATIVELY LOW RISK AS
  COMPARED WITH THE STOCK MARKET AS A WHOLE, BY INVESTING MAINLY IN A DIVERSE
             GROUP OF COMMON STOCKS OF WELL-ESTABLISHED COMPANIES.

               Sentinel Variable Products Trust Common Stock Fund

WHILE WE CONSIDER THE STOCK MARKET TO BE ESSENTIALLY FAIRLY VALUED, WE DO FIND ATTRACTIVE OPPORTUNITIES FOR TOTAL RETURNS AND MODEST LEVELS OF RISK IN HIGH-QUALITY, LARGE-CAP STOCKS.

The equity market finished the year in strong fashion, with the Standard & Poor's 500 Index returning 9.2% in the fourth quarter. In comparison, the Sentinel Variable Products Trust Common Stock Fund return of 6.9% lagged market averages and the Lipper Large Cap Core category return of 8.9%.+ For the year, the SVPT Common Stock Fund returned 9.7%, behind the S&P 500 return of 10.9%, but ahead of the Lipper Large Cap Core category return of 7.8%.

      October, 2004 was a particularly difficult month for the Fund in terms of relative performance. Top-ten holding insurance broker Marsh & McLennan (MMC), and positions in other property-casualty insurers were adversely impacted by negative news and events that caused steep price declines. MMC has subsequently begun to rebound and the Fund's financial sector holdings have been better diversified.

      November and December were very strong in terms of the Fund's relative performance. This was also the best two-month period for the stock market in 2004, so it was encouraging to see the Fund participate in the broad year-end rally. Note, too, that the SVPT Common Stock Fund has outperformed the S&P 500 Index by a wide margin over the past 3 years, and since its inception date on November 30, 2000.

      We continued to focus on large capitalization stocks, and multinational companies in particular, which stand to benefit from the weak U.S. dollar. We suspect the strong performance of mid-and small-cap stocks relative to large-caps may be coming to an end, given smaller companies' greater leverage to the domestic economy and historical pattern of underperforming in a rising interest-rate environment. Additionally, many small- and mid-caps are tied to U.S. consumer spending patterns. Consumers had the benefits of tax cuts and mortgage refinance activity in previous periods, but are now faced with some inflationary pressures, and a sub-par rebound in labor market conditions and personal income growth.

      While corporate earnings should continue to grow in 2005, investors will increasingly focus on the extent to which these growth rates are slowing. This should place a premium on individual stock selection and sector emphasis, and those companies and industries able to buck the trend and deliver strong earnings gains should outperform. We continue to emphasize a positive stance on energy, industrials and basic materials, and also see attractive values in the healthcare sector. Financials and consumer cyclicals may have difficulty, given a rising interest-rate environment, and we are accordingly underweighted.

      We continue to monitor several macroeconomic issues, including the relationship of the U.S. dollar to other currencies, evidence of mounting inflationary pressures, interest rate movements and changes in the growth rate of China and other emerging economies.

----------
+ A GROUP OF MUTUAL FUNDS WITH SIMILAR INVESTMENT OBJECTIVES AND WHICH ARE DIRECTLY AVAILABLE TO THE PUBLIC, WHOSE TOTAL RETURNS ARE TRACKED AT NET ASSET VALUE BY LIPPER ANALYTICAL SERVICES, INC.

--------------------------------------------------------------------------------
SENTINEL VARIABLE PRODUCTS TRUST COMMON STOCK FUND

Ending values are based upon an initial investment of $10,000; graph and total return data assume reinvestment of all distributions. Fund performance data includes all operating expenses but does not reflect any insurance charges imposed by your insurance company's separate account. If the effect of such charges had been included, total returns would have been lower. Data shown represents past performance; past performance does not guarantee future results; current performance may be higher or lower than that shown. Investment return and principal value will vary so that you may have a gain or loss when you sell shares. Consider a fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other information. Please read it carefully before you invest.

                                  [LINE GRAPH]

                 ----------------------------------------------
                             ENDING VALUES & LEGEND

                 SVPT Common Stock Fund                 $11,497
                 Standard & Poor's 500 Stock Index*     $ 9,842
                 Standard & Poor's/BARRA Value Index*   $11,202
                 ----------------------------------------------

                 ----------------------------------------------
                 AVERAGE ANNUAL TOTAL RETURN - THROUGH 12/31/04

                 Period
                 ------
                 1 Year                                    9.65%
                 Since Inception+                          3.47%
                 ----------------------------------------------

----------
*     AN UNMANAGED INDEX OF STOCKS REFLECTING AVERAGE PRICES IN THE STOCK
      MARKET.
+     11/30/00

.................................................................................

      While we consider the stock market to be essentially fairly valued, we do find attractive opportunities for total returns and modest levels of risk in high-quality, large-cap stocks that are growing earnings at attractive rates, generating free cash flow, repurchasing their shares and increasing dividend payment to shareholders. It is these types of companies where the bulk of the SVPT Common Stock Fund's assets are invested.


/s/ Daniel J. Manion
DANIEL J. MANION, CFA

.................................................................................

               Sentinel Variable Products Trust Common Stock Fund

INVESTMENT IN SECURITIES
at December 31, 2004

                                                         SHARES         VALUE
                                                                      (NOTE 2)
--------------------------------------------------------------------------------
  COMMON STOCKS 95.9%
  CONSUMER DISCRETIONARY 10.2%
  Carnival Corp.                                          6,100     $   351,543
* Comcast Corp. - Class A                                45,000       1,477,800
  Gap, Inc.                                              30,000         633,600
  Hilton Hotels Corp.                                    19,500         443,430
  McGraw-Hill Cos., Inc.                                  4,700         430,238
  Staples, Inc.                                           6,900         232,599
* Time Warner, Inc.                                      65,000       1,263,600
  TJX Cos                                                25,000         628,250
  Yum Brands, Inc.                                       14,000         660,520
                                                                    -----------
                                                                      6,121,580
                                                                    -----------
  CONSUMER STAPLES 8.4%
  Altria Group, Inc.                                     16,000         977,600
  Avon Products, Inc.                                    10,900         421,830
  Colgate Palmolive Co.                                  12,000         613,920
  Diageo plc (ADR)                                       10,100         584,588
  Kimberly-Clark Corp.                                   12,000         789,720
  Kraft Foods, Inc.                                      19,000         676,590
  PepsiCo, Inc.                                          10,100         527,220
  Wrigley (Wm.) Jr. Co.                                   6,500         449,735
                                                                    -----------
                                                                      5,041,203
                                                                    -----------
  ENERGY 10.4%
  ChevronTexaco Corp.                                    16,394         860,849
  Encana Corp.                                            5,300         302,418
  EOG Resources, Inc.                                     7,600         542,336
  Exxon Mobil Corp.                                      23,000       1,178,980
  GlobalSantaFe Corp.                                    15,500         513,205
  Noble Energy, Inc.                                      4,800         295,968
  Pioneer Natural Resources Co.                          15,300         537,030
* Pride Int'l., Inc.                                     30,000         616,200
  Schlumberger Ltd.                                      13,958         934,488
* Weatherford Int'l., Inc.                                8,200         420,660
                                                                    -----------
                                                                      6,202,134
                                                                    -----------
  FINANCIALS 17.1%
  American Express Co.                                   16,713         942,112
  American Int'l. Group                                  16,000       1,050,720
  Bank of America Corp.                                  17,816         837,174
  Bank of New York, Inc.                                 17,000         568,140
  Citigroup, Inc.                                        31,000       1,493,580
  Goldman Sachs Group, Inc.                               3,500         364,140
  Marsh & McLennan Cos                                   18,200         598,780
  MBNA Corp.                                             14,100         397,479
  Mellon Financial Corp.                                 20,000         622,200
  Merrill Lynch & Co., Inc.                               7,000         418,390
  Morgan Stanley                                          7,600         421,952
  PNC Financial ServicesGroup, Inc.                      11,000         631,840
  St. Paul Travelers Cos., Inc.                          23,534         872,405
  U.S. Bancorp                                           15,000         469,800
  Wells Fargo & Co.                                       8,900         553,135
                                                                    -----------
                                                                     10,241,847
                                                                    -----------
  HEALTH CARE 14.7%
* Amgen, Inc.                                             6,000         384,900
  Baxter Int'l., Inc.                                    34,200       1,181,268
  Bristol-Myers Squibb Co.                               13,300         340,746
  Cigna Corp.                                             3,900         318,123
  GlaxoSmithKline plc (ADR)                               6,400         303,296
  Guidant Corp.                                          12,000         865,200
  HCA, Inc.                                              15,200         607,392
  Johnson & Johnson                                      19,300       1,224,006
* Laboratory Corp.                                       11,000         548,020
  Lilly, Eli & Co.                                       13,700         777,475
  Medtronic, Inc.                                        21,000       1,043,070
  Pfizer, Inc.                                           30,900         830,901
  UnitedHealth Group, Inc.                                4,000         352,120
                                                                    -----------
                                                                      8,776,517
                                                                    -----------
  INDUSTRIALS 13.7%
  Boeing Co.                                              9,100         471,107
  General Dynamics Corp.                                  6,000         627,600
  General Electric Co.                                   34,000       1,241,000
  Honeywell Int'l., Inc.                                 22,100         782,561
  Northrop Grumman Corp.                                 16,500         896,940
* Quanta Services, Inc.                                  10,000          80,000
  Rockwell Automation, Inc                               11,300         559,915
  Tyco Int'l. Ltd.                                       33,800       1,208,012
  Union Pacific Corp.                                     8,100         544,725
  United Technologies Corp.                              10,300       1,064,505
  Waste Management, Inc.                                 22,800         682,632
                                                                    -----------
                                                                      8,158,997
                                                                    -----------
  INFORMATION TECHNOLOGY 12.3%
* Accenture Ltd.                                         21,800         588,600
  Analog Devices, Inc.                                    6,900         254,748
* Applied Materials, Inc.                                23,400         400,140
  Electronic Data Systems                                16,800         388,080
* EMC Corp.                                              36,500         542,755
  First Data Corp.                                       16,700         710,418
* Freescale Semiconductor, Inc. - Class B                 2,760          50,674
  Int'l. Business Machines                                9,500         936,510
  Microsoft Corp.                                        43,100       1,151,201
  Motorola, Inc.                                         25,000         430,000
  Nokia Corp. (ADR)                                      37,700         590,759
* Oracle Corp.                                           26,000         356,720
  Seagate Technology                                     17,700         305,679
  Texas Instruments                                      25,000         615,500
                                                                    -----------
                                                                      7,321,784
                                                                    -----------
  MATERIALS 6.6%
  Alcan, Inc.                                             7,000         343,280
  Dupont (EI) de Nemours                                 20,000         981,000
  Freeport McMoran Copper & Gold                         21,900         837,237
  Int'l. Paper Co.                                       24,000       1,008,000
* Neenah Paper, Inc.                                        363          11,834
  Newmont Mining Corp.                                   17,300         768,293
                                                                    -----------
                                                                      3,949,644
                                                                    -----------
  TELECOMMUNICATIONS SERVICES 1.2%
  Sprint FON Group                                       12,700         315,595
  Vodafone Group plc (ADR)                               14,300         391,534
                                                                    -----------
                                                                        707,129
                                                                    -----------
  UTILITIES 1.3%
  Dominion Resources, Inc.                                4,400         298,056
  Entergy Corp.                                           6,600         446,094
                                                                    -----------
                                                                        744,150
                                                                    -----------
  TOTAL COMMON STOCKS
    (Cost $48,184,112)                                               57,264,985
                                                                    -----------

                                                       PRINCIPAL
                                                         AMOUNT         VALUE
                                                       (M=$1,000)     (NOTE 2)
--------------------------------------------------------------------------------
  CORPORATE SHORT-TERM NOTES 6.7%
  American Express Co.
    2.26%, 01/04/2005                                    2,000M     $ 1,999,622
  LaSalle Bank
    2.18%, 01/06/2005                                    2,000M       1,999,395
                                                                    -----------
    (Cost $3,999,017)                                                 3,999,017
                                                                    -----------
  TOTAL INVESTMENTS
    (Cost $52,183,129)**                                             61,264,002

  EXCESS OF LIABILITIES OVER OTHER ASSETS (2.6%)                     (1,540,523)
                                                                    -----------
  NET ASSETS                                                        $59,723,479
                                                                    ===========

----------
*     NON-INCOME PRODUCING.
** COST FOR FEDERAL INCOME TAX PURPOSES IS THE SAME. AT DECEMBER 31, 2004 UNREALIZED APPRECIATION FOR FEDERAL INCOME TAX PURPOSES AGGREGATED $ 9,080,873 OF WHICH $10,156,927 RELATED TO APPRECIATED SECURITIES AND $1,076,054 RELATED TO DEPRECIATED SECURITIES.
      (ADR) - AMERICAN DEPOSITORY RECEIPT


                       SEE NOTES TO FINANCIAL STATEMENTS.

.................................................................................

     THE SENTINEL VARIABLE PRODUCTS TRUST GROWTH INDEX FUND SEEKS TO MATCH,
         AS CLOSELY AS POSSIBLE BEFORE EXPENSES, THE PERFORMANCE OF THE
                           S&P 500/BARRA GROWTH INDEX.

               Sentinel Variable Products Trust Growth Index Fund

CORPORATE BALANCE SHEETS ARE NOW STRONGER THAN THEY HAVE BEEN IN SOME TIME, PARTICULARLY FOR GROWTH COMPANIES, DUE TO SIGNIFICANT RETAINED EARNINGS LEVELS.

The Sentinel Variable Products Trust Growth Index Fund earned a return of 5.35% for the fiscal year ending December 31, 2004, compared to the return for the S&P 500/BARRA Growth Index of 6.1% for the same period.

      This fiscal year began with a noticeable "January Effect" run-up in prices of 4.0% for the S&P BARRA Growth Index, and through February 11, the SVPT Growth Index Fund continued the pattern of healthy returns of the last few months of fiscal 2003. Generally, investors were correctly anticipating strong earnings for the first half of 2004, but cautious about valuations. Energy and telecommunication companies led the overall market, but these sectors represented less than 1% each of the weighting of the S&P BARRA Growth Index. This index is created by dividing the market into "growth" and "value" stocks according to their relative ranking on "book-to-price," which is the ratio of the stock price to the book value per share of a firm's assets. Since telecom stock prices were so badly beaten down in prior periods, these companies are now nearly all classed as "value" stocks.

      Over the next seven months, the market gave back all of those early gains and more, due to inflation concerns -especially interest rates and oil prices -and uncertainty over the impact of the presidential election and the weak dollar, closing on August 12 with a decline of 4.4% for the calendar year. Utilities and energy stocks held up well during this period, but technology stocks lost about 19%, while financials, health care and consumer cyclicals lost between 5% and 10%. Lacking utilities and energy, the return for the growth segment was harsher, resulting in a drop of 6.2% for the SVPT Growth Index Fund.

      From the dog days of August forward, the trend was positive, encouraged by reports of healthy economic gains and employment growth, a decisive election result, and an easing of the oil price spike. The broader S&P 500 Index gained 14.6% in this four-and-a-half month period, but caution remained dominant and growth stocks were rewarded less strongly, resulting in a gain for the SVPT Growth Index Fund of 11.8%.

      Technology stocks in the Fund recovered significantly, gaining 17.7%, and were up 21.7% in the overall market, again reflecting the way that "growth" is defined in the Index. For example, the two best tech stocks in the market in this period were NVIDIA and Apple Computer, gaining 134% and 112%, respectively, during this period. However, both were classed as value stocks for most of the year since their prices had been so low. In fact, Apple's price increase was sufficient to get it re-classified back into the Fund on the latter's semi-annual rebalance in December. Other sectors helping the Fund finish the year on a positive note were consumer cyclicals, led by eBay, and industrials, led by General Electric.

--------------------------------------------------------------------------------
SENTINEL VARIABLE PRODUCTS TRUST GROWTH INDEX FUND

Ending values are based upon an initial investment of $10,000; graph and total return data assume reinvestment of all distributions. Fund performance data includes all operating expenses but does not reflect any insurance charges imposed by your insurance company's separate account. If the effect of such charges had been included, total returns would have been lower. Data shown represents past performance; past performance does not guarantee future results; current performance may be higher or lower than that shown. Investment return and principal value will vary so that you may have a gain or loss when you sell shares. Consider a fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other information. Please read it carefully before you invest.

                                  [LINE GRAPH]

               --------------------------------------------------
                             ENDING VALUES & LEGEND

               SVPT Growth Index Fund                      $8,127
               Standard & Poor's 500/BARRA Growth Index*   $8,511
               --------------------------------------------------

               --------------------------------------------------
               AVERAGE ANNUAL TOTAL RETURN - THROUGH 12/31/04

               Period
               ------
               1 Year                                        5.35%
               Since Inception+                             -4.95%
               --------------------------------------------------

----------
*     AN UNMANAGED INDEX OF STOCKS REFLECTING AVERAGE PRICES IN THE STOCK
      MARKET.
+     11/30/00

S&P 500/BARRA GROWTH IS A TRADEMARK OF THE MCGRAW-HILL COMPANIES, INC. AND HAS BEEN LICENSED FOR USE BY NATIONAL LIFE INVESTMENT MANAGEMENT COMPANY, INC. SENTINEL VARIABLE PRODUCTS TRUST GROWTH INDEX FUND IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY STANDARD & POOR'S AND STANDARD & POOR'S MAKES NO REPRESENTATION REGARDING THE ADVISABILITY OF INVESTING IN SENTINEL VARIABLE PRODUCTS TRUST GROWTH INDEX FUND.

.................................................................................

      Looking ahead, we expect corporate earnings to increase 8% to 12% over the next 12 months as the economic recovery should continue at a 3% to 4% rate. Corporate balance sheets are now stronger than they have been in some time, particularly for growth companies, due to significant retained earnings levels. Overall, companies have been investing in capital expenditures at a historically low level, due to economic and political uncertainties that were difficult to ally. Managements are likely to find their caution to be unwarranted, leading to an expansion of corporate spending that could drive economic growth, and making it a particularly promising time for growth companies with high quality operations.


/s/ Robert L. Lee
ROBERT L. LEE, CFA


/s/ Peter W. Lert
PETER W. LERT, PH.D., CFA

.................................................................................

               Sentinel Variable Products Trust Growth Index Fund

INVESTMENT IN SECURITIES
at December 31, 2004

                                                         SHARES         VALUE
                                                                      (NOTE 2)
--------------------------------------------------------------------------------
  COMMON STOCKS 99.7%
  CONSUMER DISCRETIONARY 10.4%
* AutoZone, Inc.                                             60     $     5,479
* Bed Bath & Beyond, Inc.                                   220           8,763
  Best Buy Co., Inc.                                        240          14,261
  Black & Decker Corp.                                       60           5,300
* Coach, Inc.                                               140           7,896
  Dollar General Corp.                                      240           4,985
  Dow Jones & Co., Inc.                                      56           2,412
* Ebay, Inc.                                                490          56,978
  Family Dollar Stores, Inc.                                120           3,748
  Fortune Brands, Inc.                                      110           8,490
  Gap, Inc.                                                 640          13,517
* Goodyear Tire & Rubber Co.                                120           1,760
  Harley-Davidson, Inc.                                     221          13,426
  Harrah's Entmt., Inc.                                      80           5,351
  Home Depot, Inc.                                        1,610          68,811
  Int'l. Game Technology                                    250           8,595
  Knight Ridder, Inc.                                        60           4,016
  Lowe's Cos., Inc.                                         570          32,826
  Marriott Int'l., Inc.                                     170          10,707
  Mattel, Inc.                                              300           5,847
  Maytag Corp.                                               50           1,055
  McGraw-Hill Cos., Inc.                                    140          12,816
  Meredith Corp.                                             40           2,168
  Newell Rubbermaid, Inc.                                   200           4,838
  New York Times Co. - Class A                              110           4,488
  Nike, Inc., - Class B                                     190          17,231
  Omnicom Group, Inc.                                       134          11,299
  Radioshack Corp.                                          109           3,584
  Sherwin-Williams                                          100           4,463
  Stanley Works                                              60           2,939
  Staples, Inc.                                             360          12,136
* Starbucks Corp.                                           290          18,084
  Target Corp.                                              660          34,274
  TJX Cos                                                   350           8,796
  Yum Brands, Inc.                                          214          10,097
                                                                    -----------
                                                                        431,436
                                                                    -----------
  CONSUMER STAPLES 18.3%
  Altria Group, Inc.                                      1,510          92,261
  Anheuser-Busch Co., Inc.                                  581          29,474
  Avon Products, Inc.                                       342          13,235
  Brown Forman Corp. - Class B                               90           4,381
  Campbell Soup Co.                                         294           8,788
  Clorox Co.                                                110           6,482
  Coca-Cola Co.                                           1,775          73,893
  Colgate Palmolive Co.                                     385          19,697
  Gillette Co.                                              729          32,645
  Heinz, H.J. Co.                                           254           9,903
  Hershey Foods Corp.                                       180           9,997
  Kellogg Co.                                               305          13,621
  Kimberly-Clark Corp.                                      360          23,692
  McCormick & Company, Inc.                                 100           3,860
  Pepsi Bottling Group, Inc.                                180           4,867
  PepsiCo, Inc.                                           1,240          64,728
  Procter & Gamble Co.                                    1,860         102,449
  Sara Lee Corp.                                            572          13,808
  Sysco Corp.                                               464          17,711
  UST, Inc.                                                 126           6,062
  Walgreen Co.                                              746          28,624
  Wal-Mart Stores, Inc.                                   3,111         164,323
  Wrigley (Wm.) Jr. Co.                                     170          11,762
                                                                    -----------
                                                                        756,263
                                                                    -----------
  ENERGY 7.4%
  B.J. Services Co.                                         120     $     5,585
  Baker Hughes, Inc.                                        250          10,668
  Exxon Mobil Corp.                                       4,730         242,460
  Halliburton Co.                                           320          12,557
  Schlumberger Ltd.                                         430          28,789
  XTO Energy, Inc.                                          190           6,722
                                                                    -----------
                                                                        306,781
                                                                    -----------
  FINANCIALS 2.3%
  American Express Co.                                      920          51,860
  Federated Investors, Inc. - Class B                        80           2,432
  Moody's Corp.                                             106           9,206
  Simon Property Group, Inc.                                160          10,347
  SLM Corp.                                                 316          16,871
  T. Rowe Price Group, Inc.                                  90           5,598
                                                                    -----------
                                                                         96,314
                                                                    -----------
  HEALTH CARE 17.5%
  Abbott Labs                                             1,143          53,321
  Allergan, Inc.                                            100           8,107
* Amgen, Inc.                                               932          59,788
  Bard, C.R., Inc.                                           80           5,118
  Baxter Int'l., Inc.                                       450          15,543
  Becton Dickinson & Co.                                    190          10,792
  Biomet, Inc.                                              180           7,810
* Boston Scientific Corp.                                   620          22,041
  Bristol-Myers Squibb Co.                                1,423          36,457
* Express Scripts, Inc.                                      60           4,586
* Forest Labs, Inc.                                         274          12,292
* Genzyme Corp.                                             180          10,453
* Gilead Sciences, Inc.                                     320          11,197
  Guidant Corp.                                             233          16,799
* Hospira, Inc.                                             110           3,685
  IMS Health, Inc.                                          168           3,899
  Johnson & Johnson                                       2,177         138,065
  Lilly, Eli & Co.                                          829          47,046
* Medimmune, Inc.                                           180           4,880
  Medtronic, Inc.                                           886          44,008
  Merck & Co., Inc.                                       1,621          52,099
* Millipore Corp.                                            35           1,743
  Quest Diagnostics, Inc.                                    80           7,644
  Schering Plough Corp.                                   1,080          22,550
* St. Jude Medical, Inc.                                    260          10,902
  Stryker Corp.                                             290          13,993
  UnitedHealth Group, Inc.                                  480          42,254
  Wyeth                                                     982          41,823
* Zimmer Holdings, Inc.                                     181          14,502
                                                                    -----------
                                                                        723,397
                                                                    -----------
  INDUSTRIALS 15.7%
  3M Company                                                570          46,779
* American Standard Cos., Inc.                              160           6,611
* Apollo Group, Inc.- Class A                               140          11,299
  Avery Dennison Corp.                                       79           4,738
  Block, H & R, Inc.                                        120           5,880
  Boeing Co.                                                620          32,097
  Caterpillar, Inc.                                         250          24,378
  Cintas Corp.                                              130           5,702
  Danaher Corp.                                             230          13,204
* Delta Air Lines, Inc.                                      90             673
  Emerson Electric Co.                                      310          21,731
  Equifax, Inc.                                              95           2,670
  Fluor Corp.                                                60           3,271
  General Electric Co.                                    7,757         283,130
  Illinois Tool Works, Inc.                                 220          20,389
  Lockheed Martin Corp.                                     330          18,332
* Monster Worldwide, Inc.                                    80           2,691
* Navistar Int'l. Corp.                                      50           2,199
  Paccar, Inc.                                              130          10,462
  Pitney Bowes, Inc.                                        170           7,868
  Robert Half Int'l., Inc.                                  120           3,532
  Rockwell Automation, Inc.                                 140           6,937
  Rockwell Collins, Inc.                                    130           5,127
  United Parcel Service, Inc. - Class B                     820          70,077
  United Technologies Corp.                                 380          39,273
                                                                    -----------
                                                                        649,050
                                                                    -----------
  INFORMATION TECHNOLOGY 24.2%
  Adobe Systems, Inc.                                       177          11,105
* Altera Corp.                                              272           5,630
  Analog Devices, Inc.                                      269           9,931
* Apple Computer, Inc.                                      300          19,320
  Autodesk, Inc.                                            170           6,452
  Automatic Data Processing                                 423          18,760
* Avaya, Inc.                                               330           5,676
* Broadcom Corp.                                            240           7,747
* Cisco Systems, Inc.                                     4,826          93,141
* Citrix Systems, Inc.                                      120           2,944
  Computer Assoc., Int'l., Inc.                             430          13,356
* Corning, Inc.                                           1,020          12,005
* Dell, Inc.                                              1,823          76,821
* Electronic Arts, Inc.                                     230          14,186
  First Data Corp.                                          610          25,949
* GateWay, Inc.                                             270           1,623
  Intel Corp.                                             4,633         108,366
  Int'l. Business Machines                                1,224         120,662
* Intuit, Inc.                                              140           6,161
* Lexmark Int'l., Inc. - Class A                             98           8,330
  Linear Technology                                         225           8,721
* Lucent Technologies                                     3,240          12,182
  Maxim Integrated Products, Inc.                           240          10,174
* Mercury Interactive Corp.                                  62           2,824
  Microsoft Corp.                                         7,976         213,039
* Network Appliance, Inc.                                   256           8,504
* Oracle Corp.                                            3,758          51,560
* Parametric Technology Corp.                               190           1,119
  Paychex, Inc.                                             278           9,474
* PMC-Sierra, Inc.                                          130           1,463
* QLogic Corp.                                               70           2,571
  Qualcomm, Inc.                                          1,200          50,880
* Symantec Corp.                                            460          11,850
  Symbol Technologies, Inc.                                 170           2,941
* Waters Corp.                                               90           4,211
  Xilinx, Inc.                                              254           7,531
* Yahoo!, Inc.                                            1,004          37,831
                                                                    -----------
                                                                      1,005,040
                                                                    -----------
  MATERIALS 2.7%
  Allegheny Technologies, Inc.                               70           1,517
  Ball Corp.                                                 80           3,518
  Dow Chemical Co.                                          690          34,161
  Dupont (EI) de Nemours                                    730          35,806
  Ecolab, Inc.                                              190           6,675
  Freeport McMoran Copper & Gold - Class B                  130           4,970
* Hercules, Inc.                                             80           1,188
  Int'l. Flavors & Fragrances                                70           2,999


                       SEE NOTES TO FINANCIAL STATEMENTS.

.................................................................................

               Sentinel Variable Products Trust Growth Index Fund

INVESTMENT IN SECURITIES (CONTINUED)
at December 31, 2004

                                                         SHARES         VALUE
                                                                      (NOTE 2)
--------------------------------------------------------------------------------
* Pactiv Corp.                                              100     $     2,529
  Praxair, Inc.                                             240          10,596
* Sealed Air Corp.                                           60           3,196
  Sigma Aldrich Corp.                                        50           3,023
                                                                    -----------
                                                                        110,178
                                                                    -----------
  TELECOMMUNICATION SERVICES 0.7%
* Nextel Communications, Inc.                               814          24,420
* Qwest Communication Int'l., Inc.                        1,330           5,905
                                                                    -----------
                                                                         30,325
                                                                    -----------
  UTILITIES 0.5%
* AES Corp.                                                 470           6,425
  Centerpoint Energy, Inc.                                  220           2,486
  TXU Corp.                                                 180          11,621
                                                                    -----------
                                                                         20,532
                                                                    -----------
  TOTAL COMMON STOCKS
    (Cost $3,254,159)                                                 4,129,316
                                                                    -----------
  WARRANTS 0.0%
* Lucent Technologies, Inc.
    (Cost $0)                                                45              71
                                                                    -----------
  TOTAL INVESTMENTS
    (Cost $3,254,159)**                                               4,129,387

  EXCESS OF OTHER ASSETS OVER LIABILITIES 0.3%                           13,868
                                                                    -----------
  NET ASSETS                                                         $4,143,255
                                                                    ===========

----------
*     NON-INCOME PRODUCING.
** COST FOR FEDERAL INCOME TAX PURPOSES IS $3,758,441. AT DECEMBER 31, 2004 NET UNREALIZED APPRECIATION FOR FEDERAL INCOME TAX PURPOSES AGGREGATED $370,946 OF WHICH $416,141 RELATED TO APPRECIATED SECURITIES AND $45,195 RELATED TO DEPRECIATED SECURITIES.


                       SEE NOTES TO FINANCIAL STATEMENTS.

.................................................................................

THE SENTINEL VARIABLE PRODUCTS TRUST MID CAP GROWTH FUND SEEKS GROWTH OF CAPITAL
           BY FOCUSING ON COMMON STOCKS OF MID-SIZED GROWING COMPANIES
                    WITH EXPERIENCED AND CAPABLE MANAGEMENTS.

              Sentinel Variable Products Trust Mid Cap Growth Fund

THE SENTINEL VARIABLE PRODUCTS TRUST MID CAP GROWTH FUND EARNED A 12.3% RETURN FOR THE YEAR ENDING DECEMBER 31, 2004.

      The Sentinel Variable Products Trust Mid Cap Growth Fund earned a 12.3% return for the year ending December 31, 2004. The Fund's 12-month return trailed slightly behind the 12.9% return for the Russell Mid Cap Growth Index. The Fund's 6.6% annualized return for the three-year period ending December 31, 2004 was ahead of the 6.2% return for the Russell index, and the respective 3.7% and 3.6% returns of the Morningstar and Lipper Mid Cap Growth categories.+

      The fiscal year started off slowly, with the Fund up 2.3% during the first quarter of the year. The Fund trailed the Russell index and its peer group over this period as defensive sectors such as healthcare, financials and energy stocks led the market. The portfolio was overweighted in more cyclical sectors during this period. The Fund benefited from strong stock selection in the consumer cyclicals sector, but was hurt by stock selection in the telecommunication and technology sectors by weakness in stocks such as Nextel, Intel, and Novellus Systems.

      While the overall market was relatively flat from March through June, the portfolio earned a 4.5% return. That return outperformed the Russell index by a wide margin. The portfolio benefited from strong stock selection during this period in traditional growth sectors such as technology and healthcare. In the technology sector, Research in Motion, Yahoo!, Broadcom, and eBay were large gainers, while Imclone Systems, Advanced Medical Optics and Eresearchtechnology led the way in the healthcare sector.

      June through September was a difficult period for growth investors. Seeking to rein in expectations, many companies made downbeat comments regarding their earnings outlooks for the second half of the year as they released earnings in July. Those cautious comments caused more defensive sectors to once again lead the market, while technology and industrial stocks were generally weak. The Fund benefited from overweighted positions in energy and materials, but was hurt by an overweighting in technology and an underweighting in financials. The Fund lagged the index and the peer group during this period, falling 6.9%, hurt by poor stock selection in such consumer stocks as Netflix and Select Comfort that reported earnings disappointments.

      The Fund finished the year on a high note, gaining 12.9% during the fourth quarter, though this was lower than the index return of 13.9%. The portfolio benefited from an overweighted position in technology stocks and from strong stock selection. The largest contributors among technology stocks during this period were Apple Computer, F5 Networks, Digital River, and Adobe Systems. Another strong contributor was Sirius Satellite Radio, which more than doubled during the period as the company added new subscribers at a rapid pace and added to its program offerings.

----------
+ A GROUP OF MUTUAL FUNDS WITH SIMILAR INVESTMENT OBJECTIVES AND WHICH ARE DIRECTLY AVAILABLE TO THE PUBLIC, WHOSE TOTAL RETURNS ARE TRACKED AT NET ASSET VALUE BY MORNINGSTAR, INC., AND LIPPER ANALYTICAL SERVICES, INC.

--------------------------------------------------------------------------------
SENTINEL VARIABLE PRODUCTS TRUST MID CAP GROWTH FUND

Ending values are based upon an initial investment of $10,000; graph and total return data assume reinvestment of all distributions. Fund performance data includes all operating expenses but does not reflect any insurance charges imposed by your insurance company's separate account. If the effect of such charges had been included, total returns would have been lower. Data shown represents past performance; past performance does not guarantee future results; current performance may be higher or lower than that shown. Investment return and principal value will vary so that you may have a gain or loss when you sell shares. Consider a fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other information. Please read it carefully before you invest.

                                  [LINE GRAPH]

            --------------------------------------------------------
                             ENDING VALUES & LEGEND

            SVPT Mid Cap Growth Fund                         $ 9,290
            Standard & Poor's Mid 400 BARRA Growth Index*    $11,672
            Russell Mid Cap Growth Index*                    $10,056
            --------------------------------------------------------

            --------------------------------------------------------
                 AVERAGE ANNUAL TOTAL RETURN - THROUGH 12/31/04

            Period
            ------
            1 Year                                             12.33%
            Since Inception+                                   -1.79%
            --------------------------------------------------------

----------
*     AN UNMANAGED INDEX OF STOCKS REFLECTING AVERAGE PRICES IN THE STOCK
      MARKET.
+     11/30/00

.................................................................................

      As always, our objective is to maximize returns by investing in market-dominant growth companies while controlling risk. We will continue to emphasize companies that, on average, earn high returns on equity, produce superior earnings growth, and sell at only small premiums to companies in the Russell index. We will continue to control risk by limiting our sector weightings and our individual position sizes, and by employing a strict sell discipline.

      We appreciate your continued support and look forward to helping you achieve your goal of long-term capital growth.


/s/ Robert L. Lee
ROBERT L. LEE, CFA

.................................................................................

              Sentinel Variable Products Trust Mid Cap Growth Fund

INVESTMENT IN SECURITIES
at December 31, 2004

                                                         SHARES         VALUE
                                                                      (NOTE 2)
--------------------------------------------------------------------------------
  COMMON STOCKS 99.7%
  CONSUMER DISCRETIONARY 24.8%
* A.C. Moore Arts & Crafts, Inc.                          2,780     $    80,092
* Amazon.com, Inc.                                        4,650         205,948
  Best Buy Co., Inc.                                      7,240         430,201
* Cheesecake Factory, Inc.                                8,250         267,877
* Coach, Inc.                                             4,240         239,136
* Dicks Sporting Goods, Inc.                              6,760         237,614
* EBay, Inc.                                              3,610         419,771
* Fossil, Inc.                                            7,500         192,300
* Guitar Center, Inc.                                     6,770         356,711
  Harman Int'l. Industries                                1,210         153,670
  Hilton Hotels Corp.                                    10,400         236,496
  Leggett & Platt, Inc.                                   8,800         250,184
  Marriott Int'l., Inc.                                   5,100         321,198
* Netflix, Inc.                                          34,980         431,303
* NVR, Inc.                                                 450         346,230
  Petsmart, Inc.                                          6,360         225,971
  Polaris Industries, Inc.                                1,700         115,634
  Royal Caribbean Cruises Ltd.                            7,180         390,879
* Select Comfort Corp.                                   15,460         277,352
* Sirius Satellite Radio, Inc.                           86,760         663,714
  Staples, Inc.                                          11,910         401,486
  Station Casinos, Inc.                                   3,100         169,508
* Timberland Co.                                          3,480         218,092
  TJX Cos                                                 9,360         235,217
* XM Satellite Radio Holdings, Inc.                       2,560          96,307
                                                                    -----------
                                                                      6,962,891
                                                                    -----------
  CONSUMER STAPLES 5.1%
  Costco Wholesale Corp.                                  5,500         266,255
  Whole Foods Market, Inc.                                1,800         171,630
                                                                    -----------
                                                                        437,885
                                                                    -----------
  ENERGY 3.9%
  Devon Energy Corp.                                      5,220         203,162
  EOG Resources, Inc.                                     2,910         207,658
* Pride Int'l., Inc.                                     10,000         205,400
* Varco Int'l., Inc.                                      7,280         212,212
  Williams Cos., Inc.                                     8,500         138,465
  XTO Energy, Inc.                                        3,976         140,671
                                                                    -----------
                                                                      1,107,568
                                                                    -----------
  FINANCIALS 7.5%
* Ameritrade Holding Corp.                               18,800         267,336
  Doral Financial Corp.                                   5,800         285,650
  East West Bancorp, Inc.                                 3,600         151,056
* First Marblehead Corp.                                  3,000         168,750
  Legg Mason, Inc.                                        6,180         452,747
  SLM Corp.                                               8,710         465,027
  T. Rowe Price Group, Inc.                               2,200         136,840
  UCBH Holdings, Inc.                                     3,600         164,952
                                                                    -----------
                                                                      2,092,358
                                                                    -----------
  HEALTH CARE 14.7%
* Advanced Medical Optics, Inc.                           3,900         160,446
* Amgen, Inc.                                             5,800         372,070
  Beckman Coulter, Inc.                                   5,600         375,144
  Biomet, Inc.                                            4,800         208,272
* Caremark RX., Inc.                                      6,790         267,730
* Cerner Corp.                                            4,200         223,314
* Coventry Health Care, Inc.                              3,290         174,633
* Endo Pharmaceuticals Holdings, Inc.                    21,300         447,726
* Gilead Sciences, Inc.                                   6,840         239,332
* Laboratory Corp.                                        7,920         394,574
* Patterson Cos., Inc.                                    4,800         208,272
* Pharmaceutical Products Dev., Inc.                      9,600         396,384
  UnitedHealth Group, Inc.                                4,300         378,529
* Varian Medical Systems, Inc.                            5,000         216,200
* Wellpoint Health Networks, Inc.                           600          69,000
                                                                    -----------
                                                                      4,131,626
                                                                    -----------
  INDUSTRIALS 12.1%
  C.H. Robinson Worldwide, Inc.                           4,170         231,518
  Cintas Corp.                                            1,700          74,562
  Corporate Executive Board Co.                           3,570         238,976
* Corrections Corp. of America                           10,300         416,635
  Danaher Corp.                                           3,640         208,972
  Donaldson Co., Inc.                                     8,000         260,640
  General Dynamics Corp.                                  1,500         156,900
* Laureate Education, Inc.                                4,950         218,245
  Manpower, Inc.                                          2,920         141,036
* Portfolio Recovery Associates, Inc.                     7,300         300,906
  Republic Services, Inc.                                 8,140         273,016
  Roper Industries, Inc.                                  4,240         257,665
  Ryder Systems, Inc.                                     2,100         100,317
  Timken Co.                                             14,910         387,958
* West Corp.                                              3,970         131,447
                                                                    -----------
                                                                      3,398,793
                                                                    -----------
  INFORMATION TECHNOLOGY 31.3%
  Adobe Systems, Inc.                                     6,940         435,416
* Aeroflex, Inc.                                         28,550         346,026
* Altera Corp.                                           14,610         302,427
* Apple Computer, Inc.                                    5,700         367,080
  Autodesk, Inc.                                          7,000         265,650
* Avid Technology, Inc.                                   8,700         537,225
* Broadcom Corp.                                          8,420         271,798
* Cisco Systems, Inc.                                    12,840         247,812
* Cognizant Technology Solutions Corp.                    9,920         419,914
* Cree, Inc.                                             10,480         420,038
* Dell, Inc.                                             10,810         455,533
* Digital River, Inc.                                     9,700         403,617
* F5 Networks, Inc.                                       9,100         443,352
  Intel Corp.                                            10,370         242,554
* Juniper Networks, Inc.                                 13,470         366,249
* KLA-Tencor Corp.                                        9,180         427,604
* Marvell Technology Group, Ltd.                          8,820         312,845
  Maxim Integrated Products, Inc.                         5,790         245,438
* Network Appliance, Inc.                                 7,550         250,811
* Novellus Systems, Inc.                                 12,940         360,897
* Oracle Corp.                                           23,490         322,283
* QLogic Corp.                                            1,320          48,484
* Research In Motion Ltd.                                 3,140         258,799
* Symantec Corp.                                          9,200         236,992
* Taser, Int'l., Inc.                                     4,200         132,678
* Websense, Inc.                                          4,800         243,456
* Yahoo!, Inc.                                           11,420         430,306
                                                                    -----------
                                                                      8,795,284
                                                                    -----------
  MATERIALS 2.4%
  Peabody Energy Corp.                                    3,270         264,576
* Scotts Co.                                              5,490         403,625
                                                                    -----------
                                                                        668,201
                                                                    -----------
  TELECOMMUNICATION SERVICES 1.4%
* Nextel Partners, Inc. - Class A                        20,600         402,524
                                                                    -----------
  TOTAL COMMON STOCKS
  (Cost $21,232,103)**                                               27,997,130

  EXCESS OF OTHER ASSETS OVER LIABILITIES 0.3%                           73,071
                                                                    -----------
  NET ASSETS                                                        $28,070,201
                                                                    ===========

----------
*     NON-INCOME PRODUCING.
** COST FOR FEDERAL INCOME TAX PURPOSES IS $21,324,811. AT DECEMBER 31, 2004 NET UNREALIZED APPRECIATION FOR FEDERAL INCOME TAX PURPOSES AGGREGATED $6,672,319 OF WHICH $7,055,164 RELATED TO APPRECIATED SECURITIES AND $382,845 RELATED TO DEPRECIATED SECURITIES.


                       SEE NOTES TO FINANCIAL STATEMENTS.

.................................................................................

THE SENTINEL VARIABLE PRODUCTS TRUST SMALL COMPANY FUND SEEKS MAXIMUM LONG-TERM
   GROWTH OF CAPITAL THROUGH PRIMARY INVESTMENTS IN A DIVERSIFIED PORTFOLIO OF
            COMMON STOCKS ISSUED BY SMALL AND MEDIUM-SIZED COMPANIES.

              Sentinel Variable Products Trust Small Company Fund

AS AN ASSET CLASS, SMALL CAPS CONTINUED TO SIGNIFICANTLY OUTPERFORM THEIR LARGER BRETHREN, AS THEY DID LAST YEAR. BUT UNLIKE LAST YEAR, ENERGY AND MATERIALS WERE THE BEST PERFORMING SECTORS.

The Sentinel Variable Products Trust Small Company Fund was up 15.9% for the year ending December 31, 2004. This 12-month total return was behind the two classic small cap benchmarks with the Russell 2000 being up 18.3% and the S&P 600 showing a strong 22.6% return.

      As an asset class, small caps continued to significantly outperform their larger brethren as they did last year. But unlike last year, where Consumer Discretionary and Technology led the way, this year Energy and Materials were the best performing small cap sectors. Over the last 12 months there was another change in leadership, where last year growth stocks topped value stocks, this year value outperformed growth. It should be noted that since the August lows in the market, growth stocks have gained ground on value stocks.

      Out of the gate, the Fund mostly lagged the S&P 600 but picked up the pace in late March and was able to hold a lead over the benchmark for much of the period until mid-August. However, as the market rallied sharply off the August lows, the Fund failed to keep up with the torrid pace that the S&P 600 maintained through December.

      For the year, the two primary drags on performance compared to the S&P 600 were our Consumer Staples exposure and our cash position. Concerning the Consumer Staples sector, we were significantly overweighted this sector which underperformed the benchmark and the very poor results from our holdings in Performance Food Group and Hain Celestial Group further hurt returns. Additionally, the Fund's average cash position of 1l.5% was a drag on results for the year. We had strong showings in both Information Technology and Healthcare where our stock selection was very good. The Fund's holdings in Information Technology were exceptionally strong versus the benchmark with standout results from Activision, Ansys, and Kronos. Among the notable Healthcare names that contributed to good results in the sector were: Biosite, Immucor, and Alaris Medical Systems.

      Starting in September, we have taken the cash position down significantly to reduce our market risk. We have also taken measures to reduce our sector bets, particularly our overweight in Consumer Staples and underweights in Consumer Discretionary and Industrials.

      Additionally, we have reduced the liquidity risk in the portfolio by trimming larger positions in thinly traded stocks. We feel strongly these actions will improve the risk-reward profile of the fund for our shareholders. Although the measures were taken for long-term strategic reasons, these actions have proved beneficial to investment returns during the recent market rally.

      Our investment actions are consistent with our view on the economy and the markets for the upcoming year. Keeping pressure on the domestic front are elevated energy costs, slowing job growth, and rising interest rates. Offsetting this, interest rates are still low, inflation is in check, personal income data is still solid, unemployment remains low, and energy costs are moderating. We feel GDP growth will likely slow, but not alarmingly from this year's levels.

--------------------------------------------------------------------------------
SENTINEL VARIABLE PRODUCTS TRUST SMALL COMPANY FUND

Ending values are based upon an initial investment of $10,000; graph and total return data assume reinvestment of all distributions. Fund performance data includes all operating expenses but does not reflect any insurance charges imposed by your insurance company's separate account. If the effect of such charges had been included, total returns would have been lower. Data shown represents past performance; past performance does not guarantee future results; current performance may be higher or lower than that shown. Investment return and principal value will vary so that you may have a gain or loss when you sell shares. Consider a fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other information. Please read it carefully before you invest.

                                  [LINE GRAPH]

                 ----------------------------------------------
                             ENDING VALUES & LEGEND

                 SVPT Small Company Fund                $15,742
                 Standard & Poor's 600 Stock Index*     $17,391
                 Russell 2000 Index*                    $15,420
                 ----------------------------------------------

                 ----------------------------------------------
                 AVERAGE ANNUAL TOTAL RETURN - THROUGH 12/31/04

                 Period
                 ------
                 1 Year                                   15.91%
                 Since Inception+                         11.75%
                 ----------------------------------------------

----------
*     AN UNMANAGED INDEX OF STOCKS REFLECTING AVERAGE PRICES IN THE STOCK
      MARKET.
+     11/30/00

.................................................................................

      We continue to execute the same investment process that has produced excellent stock selection results for our shareholders over the years. The focus is on identifying those companies with the best business models and management teams in each sector. We remain valuation conscious and buy these quality companies when they trade at a discount to our determination of fair market value. Additionally, we are maintaining our strict sell discipline with regard to changes in the company's fundamentals or the valuation of the stock.

      In closing, our feeling is that we are taking prudent measures in aligning the fund for long-term investment success. We appreciate your continued confidence in us and will do our very best to help you achieve your investment goals.


/s/ Charles C. Schwartz
CHARLES C. SCHWARTZ, CFA

.................................................................................

              Sentinel Variable Products Trust Small Company Fund

INVESTMENT IN SECURITIES
at December 31, 2004

                                                         SHARES         VALUE
                                                                      (NOTE 2)
--------------------------------------------------------------------------------
  COMMON STOCKS 89.0%
  CONSUMER DISCRETIONARY 13.9%
* A.C. Moore Arts & Crafts, Inc.                         19,500     $   561,795
  ADVO, Inc.                                             21,000         748,650
* AnnTaylor Stores Corp.                                 11,500         247,595
  Bob Evans Farms, Inc.                                  27,500         718,850
  Fred's, Inc.                                           36,000         626,400
  Harte-Hanks, Inc.                                      29,000         753,420
  Lee Enterprises, Inc.                                   5,500         253,440
  Lone Star Steakhouse Saloon                            32,000         896,000
  Regis Corp.                                            19,000         876,850
  Ruby Tuesday, Inc.                                     12,700         331,216
* Timberland Co.                                         16,300       1,021,521
  Unifirst Corp.                                         15,200         429,856
                                                                    -----------
                                                                      7,465,593
                                                                    -----------
  CONSUMER STAPLES 5.1%
* BJ's Wholesale Club, Inc.                              19,300         562,209
  Casey's General Stores, Inc.                           28,000         508,200
  Church & Dwight, Inc.                                  23,700         796,794
* Hain Celestial Group, Inc.                             42,000         868,140
                                                                    -----------
                                                                      2,735,343
                                                                    -----------
  ENERGY 7.3%
  Cabot Oil & Gas Corp.                                   9,000         398,250
* Core Laboratories                                      19,000         443,650
* Magnum Hunter Res., Inc.                               22,300         287,670
* Remington Oil & Gas Corp.                              21,000         572,250
* Superior Energy Services, Inc.                         69,500       1,070,995
* TETRA Technologies, Inc.                               21,500         608,450
  Western Gas Resources, Inc.                            18,500         541,125
                                                                    -----------
                                                                      3,922,390
                                                                    -----------
  FINANCIALS 11.2%
  Arthur J. Gallagher & Co.                              16,000         520,000
  East West Bancorp, Inc.                                11,000         461,560
  First Midwest Bankcorp                                 17,500         635,075
  HCC Insurance Holdings, Inc.                           29,000         960,480
  Healthcare Realty Trust                                19,000         773,300
  Hilb, Rogal & Hobbs Co.                                 7,500         271,800
  Main Street Banks, Inc.                                12,400         433,132
  RLI Corp.                                              19,094         793,738
  Sun Communities, Inc.                                  13,372         538,223
  UCBH Holdings, Inc.                                     3,500         160,370
  Wilmington Trust Corp.                                 13,000         469,950
                                                                    -----------
                                                                      6,017,628
                                                                    -----------
  HEALTH CARE 12.3%
* Advanced Neuromodulation Systems                       12,000         473,520
* Andrx Corp.                                            34,000         742,220
* Arthrocare Corp.                                       16,500         528,990
* Bio Rad Labs, Inc.                                     10,000         573,700
* Biosite, Inc.                                          16,500       1,015,410
* Cerner Corp.                                            9,000         478,530
* Edwards LifeSciences Corp.                             10,300         424,978
* ICU Med., Inc.                                         23,000         628,820
* IDX Systems Corp.                                       9,900         341,154
* Integra Lifesciences Holdings                          14,000         517,020
* SeroLogicals Corp.                                     25,000         553,000
* Sybron Dental Specialties, Inc.                         8,500         300,730
                                                                    -----------
                                                                      6,578,072
                                                                    -----------
  INDUSTRIALS 16.4%
  ABM Industries, Inc.                                   37,500         739,500
  Clarcor, Inc.                                          15,700         859,889
* CUNO, Inc.                                             10,000         594,000
  Donaldson Co., Inc.                                    16,400         534,312
* Esco Technologies, Inc.                                 7,500         574,875
  G&K Services, Inc. - Class A                           12,293         533,762
  Heico Corp. - Class A                                  17,500         302,575
  Lindsay Mfg. Co.                                       11,600         300,208
  MSC Industrial Direct Co., Inc.                        10,000         359,800
* SourceCorp, Inc.                                       31,000         592,410
  Teleflex, Inc.                                         19,500       1,012,830
  Thomas Industrials, Inc.                               12,000         479,040
* Waste Connections, Inc.                                30,000       1,027,500
* West Corp.                                             27,000         893,970
                                                                    -----------
                                                                      8,804,671
                                                                    -----------
  INFORMATION TECHNOLOGY 17.6%
* Activision, Inc.                                       27,000         544,860
* Aeroflex, Inc.                                         20,000         242,400
* Ansys, Inc.                                            11,200         359,072
* Bisys Group, Inc.                                      54,000         888,300
* Ceridian Corp.                                         44,500         813,460
* Digital Insight Corp.                                  37,000         680,800
* Digitas, Inc.                                          67,500         644,625
* Hyperion Solutions Corp.                                7,000         326,340
* Integrated Circuit Systems, Inc.                       12,500         261,500
* Kronos, Inc.                                            9,000         460,170
* Lawson Software, Inc.                                  50,000         343,500
* Manhatten Associates, Inc.                             25,500         608,940
  Methode Electronics, Inc.                              29,000         372,650
* Mettler-Toledo Int'l                                    7,500         384,825
* Millipore Corp.                                         5,500         273,955
* Perot Systems Corp.                                    56,000         897,680
* Rogers Corp.                                           12,500         538,750
* Semtech Corp.                                          15,000         328,050
* Serena Software, Inc.                                  21,800         471,752
                                                                    -----------
                                                                      9,441,629
                                                                    -----------
  MATERIALS 5.2%
  Aptargroup, Inc.                                       14,000         738,920
  Ferro Corp.                                            25,500         591,345
  Macdermid, Inc.                                        20,500         740,050
  Sensient Technologies Corp.                            30,000         719,700
                                                                    -----------
                                                                      2,790,015
                                                                    -----------
  TOTAL COMMON STOCKS
    (Cost $37,872,039)                                               47,755,341
                                                                    -----------
  EQUITY FUNDS 4.6%
  iShares S&P SmallCap 600
    (Cost $2,161,644)                                    15,000       2,439,450
                                                                    -----------

                                                       PRINCIPAL
                                                         AMOUNT         VALUE
                                                       (M=$1,000)     (NOTE 2)
--------------------------------------------------------------------------------
  U.S. GOVERNMENT AGENCY OBLIGATIONS 5.2%
  Federal National Mortgage Association
    2.19%, 01/03/05
    (Cost $2,799,659)                                    2,800M     $ 2,799,659
                                                                    -----------
  TOTAL INVESTMENTS
    (Cost $42,833,342)**                                             52,994,450

  EXCESS OF OTHER ASSETS OVER LIABILITIES 1.2%                          646,070
                                                                    -----------
  NET ASSETS                                                        $53,640,520
                                                                    ===========

----------
*     NON-INCOME PRODUCING.
** COST FOR FEDERAL INCOME TAX PURPOSES IS $42,819,770. AT DECEMBER 31, 2004 NET UNREALIZED APPRECIATION FOR FEDERAL INCOME TAX PURPOSES AGGREGATED $10,174,680 OF WHICH $10,968,678 RELATED TO APPRECIATED SECURITIES AND $793,998 RELATED TO DEPRECIATED SECURITIES.


                       SEE NOTES TO FINANCIAL STATEMENTS.

.................................................................................

SENTINEL VARIABLE PRODUCTS TRUST BALANCED FUND SEEKS A COMBINATION OF GROWTH OF
     CAPITAL AND CURRENT INCOME, WITH RELATIVELY LOW RISK AND RELATIVELY LOW
      FLUCTUATIONS IN VALUE, BY INVESTING IN HIGH QUALITY COMMON STOCKS AND
                             INVESTMENT GRADE BONDS.

                 Sentinel Variable Products Trust Balanced Fund

THE FUND BEGAN 2004 WITH A MIX OF 64% STOCKS, 31% BONDS AND 5% CASH AND EQUIVALENTS; ITS ALLOCATION AT YEAR END WAS 61% STOCKS, 35% BONDS AND 4% CASH AND EQUIVALENTS. ITS BEST PERFORMING EQUITY SECTORS INCLUDED ENERGY AND INDUSTRIAL STOCKS.

      For the 12-month period ending December 31, 2004, the Sentinel Variable Products Trust Balanced Fund returned 7.4%, underperforming the 7.9% return for the Lipper Balanced Fund Average.+

      Over the course of 2004, the best performing sectors in the Fund's equity portion included energy issues, where the Fund had substantial exposure to strong-performing stocks in exploration and production, and oilfield services and equipment industry, as well as in industrial stocks. Laggards included the technology and healthcare sectors, although the Fund's stock selection in these areas was strong. Although the telecom services and utility sectors were strong performers in 2004, the SVPT Balanced Fund remained under-represented in these areas, given their modest rates of earnings growth and susceptibility to underperformance during a prolonged period of rising interest rates.

      Third quarter performance within the equity portion of the SVPT Balanced Fund was adversely impacted by holdings in insurance broker Marsh & McLennan
(MMC), and positions in other insurers which sustained sharp price declines as a result of investigations into bidding and commission practices in commercial property-casualty brokerage. MMC has since begun to rebound and the Fund's financial sector holdings have been more widely diversified.

      In the fourth quarter, the Sentinel Variable Products Trust Balanced Fund returned 4.7%, lagging the Lipper Balanced Fund Average return of 6.4%. Stocks outperformed bonds by a wide margin during the fourth quarter, and the bulk of the stock market's gains were earned in the final two months of 2004. The Standard & Poor's 500 Index returned 9.2 % in the fourth quarter and 10.9% in 2004, while the Lehman Aggregate Bond Index returned 1.0% in Q4 and 4.3% for 2004.

      Despite a fourth quarter where returns for the Fund lagged those of its peers, the Fund's performance relative to peer balanced funds has been very strong since its inception date on August 1, 2003. The Fund has also been able to generate attractive returns with a more favorable risk profile than many of its peers.

      The Federal Reserve raised short-term interest rates five times during the 12-month period ended December 31, 2004, leaving the Federal Funds rate 125 basis points higher, at 2.25 %. In 2005, we suspect that interest rates may move slightly higher, and therefore expect the fixed-income market to produce more modest returns in the year ahead. The fixed-income segment of the Fund has emphasized Collateralized Mortgage Obligations (CMO's), which offer investors protection from excessive prepayments but hold an attractive yield advantage over U.S. Treasury securities of similar maturity, as well as Government Agencies.

----------
+ A GROUP OF MUTUAL FUNDS WITH SIMILAR INVESTMENT OBJECTIVES AND WHICH ARE DIRECTLY AVAILABLE TO THE PUBLIC, WHOSE TOTAL RETURNS ARE TRACKED AT NET ASSET VALUE BY LIPPER ANALYTICAL SERVICES, INC.

--------------------------------------------------------------------------------
SENTINEL VARIABLE PRODUCTS TRUST BALANCED FUND

Ending values are based upon an initial investment of $10,000; graph and total return data assume reinvestment of all distributions. Fund performance data includes all operating expenses but does not reflect any insurance charges imposed by your insurance company's separate account. If the effect of such charges had been included, total returns would have been lower. Data shown represents past performance; past performance does not guarantee future results; current performance may be higher or lower than that shown. Investment return and principal value will vary so that you may have a gain or loss when you sell shares. Consider a fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other information. Please read it carefully before you invest.

                                  [LINE GRAPH]

                 ----------------------------------------------
                             ENDING VALUES & LEGEND

                 SVPT Balanced Fund                     $12,363
                 S&P 500 Stock Index*                   $12,544
                 Lehman Aggregate Bond Index*           $10,815


                 ----------------------------------------------
                 AVERAGE ANNUAL TOTAL RETURN - THROUGH 12/31/04

                 Period
                 ------
                 1 Year                                    7.44%
                 Since Inception+                         16.14%
                 ----------------------------------------------

----------
*     AN UNMANAGED INDEX REFLECTING AVERAGE SECURITIES PRICES.
+     8/1/03

.................................................................................

      2004 began with a mix of 64% stocks, 31% bonds and 5% cash and cash equivalents in the Fund. Some gains were taken in the Fund's equity portion as year end approached, particularly in strong-performing energy shares. The Fund's asset allocation at year end was 61% stocks, 35% bonds and 4% cash and cash equivalents. While we consider the stock market to be essentially fairly valued, we do find attractive opportunities for total returns and modest levels of risk in high-quality, large-cap stocks that are growing earnings at attractive rates, generating free cash flow, repurchasing their shares and increasing dividend payment to shareholders. The Fund is well positioned to take advantage of these market dynamics, as the bulk of its equity exposure is invested in these stocks. A sizeable commitment to fixed-income securities will be maintained in the Fund as a means of generating income and reducing risk.


/s/ Daniel J. Manion
DANIEL J. MANION, CFA


/s/ David M. Brownlee
David M. Brownlee, CFA

.................................................................................

                 Sentinel Variable Products Trust Balanced Fund

INVESTMENT IN SECURITIES
at December 31, 2004

                                                       PRINCIPAL
                                                         AMOUNT         VALUE
                                                       (M=$1,000)     (NOTE 2)
--------------------------------------------------------------------------------
  U.S. GOVERNMENT AGENCY OBLIGATIONS 32.3%
  FEDERAL HOME LOAN MORTGAGE CORPORATION 12.4%
  Collateralized Mortgage Obligations:
  FHR 2283 PD
    7%, 02/15/31                                           495M     $   520,100
  FHR 2594 TE
    5.50%, 12/15/31                                      1,500M       1,549,320
                                                                    -----------
                                                                      2,069,420
                                                                    -----------
  Mortgage-Backed Securities:
  30-year:
  FHLMC C01290
    5.50%, 01/01/32                                        506M         515,547
                                                                    -----------
  TOTAL FEDERAL HOME LOAN MORTGAGE CORPORATION                        2,584,967
                                                                    -----------
  FEDERAL NATIONAL MORTGAGE ASSOCIATION 19.9%
  Mortgage-Backed Securities:
  15-year:
  FNMA 771162
    5%, 01/01/19                                           914M         929,688
  FNMA 785246
    4.5%, 06/01/19                                         950M         948,281
                                                                    -----------
                                                                      1,877,969
                                                                    -----------
  30-year:
  FNMA 303718
    6%, 02/01/26                                           519M         539,325
  FNMA 788149
    5.5%, 05/01/33                                         909M         927,049
  FNMA 721540
    5%, 07/01/33                                           814M         809,375
                                                                    -----------
                                                                      2,275,749
                                                                    -----------
  TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION                         4,153,718
                                                                    -----------
  TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
    (Cost $6,728,560)                                                 6,738,685
                                                                    -----------
  BONDS 2.5%
  AUTOMOTIVE 1.2%
  Ford Motor Co.
    7.45%, 07/16/31                                        250M         252,187
                                                                    -----------
  FINANCIAL INSTITUTIONS 1.3%
  Genworth Financial, Inc.
    6.5%, 6/15/34                                          250M         274,688
                                                                    -----------
  TOTAL BONDS
    (Cost $480,182)                                                     526,875
                                                                    -----------

                                                         SHARES         VALUE
                                                                      (NOTE 2)
--------------------------------------------------------------------------------
  COMMON STOCKS 61.2%
  CONSUMER DISCRETIONARY 6.4%
  Carnival Corp.                                          1,100          63,393
* Comcast Corp. - Class A                                 9,700         318,548
  Gap, Inc.                                               6,000         126,720
  Hilton Hotels Corp.                                     3,500          79,590
  McGraw-Hill Cos., Inc.                                  1,200         109,848
  Staples, Inc.                                           1,500          50,565
* Time Warner, Inc.                                      16,100         312,984
  TJX Cos                                                 5,000         125,650
  Yum Brands, Inc.                                        3,000         141,540
                                                                    -----------
                                                                      1,328,838
                                                                    -----------
  CONSUMER STAPLES 5.5%
  Altria Group, Inc.                                      3,000         183,300
  Avon Products, Inc.                                     2,400          92,880
  Colgate Palmolive Co.                                   3,000         153,480
  Diageo plc (ADR)                                        2,200         127,336
  Gillette Co.                                            1,400          62,692
  Kimberly-Clark Corp.                                    2,500         164,525
  Kraft Foods, Inc.                                       4,200         149,562
  PepsiCo, Inc.                                           2,200         114,840
  Wrigley (Wm.) Jr. Co.                                   1,500         103,785
                                                                    -----------
                                                                      1,152,400
                                                                    -----------
  ENERGY 7.1%
  ChevronTexaco Corp.                                     3,200         168,032
  Encana Corp.                                            1,200          68,472
  EOG Resources, Inc.                                     1,600         114,176
  Exxon Mobil Corp.                                       4,500         230,670
  GlobalSantaFe Corp.                                     4,000         132,440
  Noble Energy, Inc.                                      1,100          67,826
  Pioneer Natural Resources Co.                           4,100         143,910
* Pride Int'l., Inc.                                      9,400         193,076
  Schlumberger Ltd.                                       4,000         267,800
* Weatherford Int'l., Inc.                                1,800          92,340
                                                                    -----------
                                                                      1,478,742
                                                                    -----------
  FINANCIALS 11.2%
  American Express Co.                                    2,700         152,199
  American Int'l. Group                                   4,200         275,814
  Bank of America Corp.                                   3,200         150,368
  Bank of New York, Inc.                                  3,800         126,996
  Citigroup, Inc.                                         8,000         385,440
  Goldman Sachs Group, Inc.                                 700          72,828
  Marsh & McLennan Cos                                    4,000         131,600
  MBNA Corp.                                              3,100          87,389
  Mellon Financial Corp.                                  5,000         155,550
  Merrill Lynch & Co., Inc.                               1,100          65,747
  Morgan Stanley                                          1,700          94,384
  PNC Financial Services Group, Inc.                      3,000         172,320
  St. Paul Travelers Cos., Inc.                           5,683         210,669
  U.S. Bancorp                                            3,400         106,488
  Wells Fargo & Co.                                       2,300         142,945
                                                                    -----------
                                                                      2,330,737
                                                                    -----------
  HEALTH CARE 9.2%
* Amgen, Inc.                                             1,200          76,980
  Baxter Int'l., Inc.                                     7,600         262,504
  Bristol-Myers Squibb Co.                                2,200          56,364
  Cigna Corp.                                               900          73,413
  GlaxoSmithKline plc (ADR)                               1,400          66,346
  Guidant Corp.                                           2,200         158,620
  HCA, Inc.                                               3,300         131,868
  Johnson & Johnson                                       4,100         260,022
* Laboratory Corp.                                        2,500         124,550
  Lilly, Eli & Co.                                        3,100         175,925
  Medtronic, Inc.                                         5,500         273,185
  Pfizer, Inc.                                            7,000         188,230
  UnitedHealth Group, Inc.                                  800          70,424
                                                                    -----------
                                                                      1,918,431
                                                                    -----------
  INDUSTRIALS 8.8%
  Boeing Co.                                              1,600          82,832
  General Dynamics Corp.                                  1,200         125,520
  General Electric Co.                                    9,300         339,450
  Honeywell Int'l., Inc.                                  5,300         187,673
  Northrop Grumman Corp.                                  3,500         190,260
  Rockwell Automation, Inc.                               2,500         123,875
  Tyco Int'l. Ltd.                                        7,700         275,198
  Union Pacific Corp.                                     2,000         134,500
  United Technologies Corp.                               2,300         237,705
  Waste Management, Inc.                                  5,000         149,700
                                                                    -----------
                                                                      1,846,713
                                                                    -----------
  INFORMATION TECHNOLOGY 7.5%
* Accenture Ltd.                                          4,300         116,100
  Analog Devices, Inc.                                    1,600          59,072
* Applied Materials, Inc.                                 5,300          90,630
  Electronic Data Systems                                 3,700          85,470
* EMC Corp.                                               8,100         120,447
  First Data Corp.                                        3,600         153,144
* FreeScale Semiconductor, Inc. - Class B                   552          10,135
  Int'l. Business Machines                                2,500         246,450
  Microsoft Corp.                                         8,400         224,364
  Motorola, Inc.                                          5,000          86,000
  Nokia Corp. (ADR)                                       7,400         115,958
* Oracle Corp.                                            5,700          78,204
  Seagate Technology                                      3,800          65,626
  Texas Instruments                                       5,000         123,100
                                                                    -----------
                                                                      1,574,700
                                                                    -----------
  MATERIALS 4.1%
  Alcan, Inc.                                             1,200          58,848
  Dupont (EI) de Nemours                                  5,000         245,250
  Freeport McMoran Copper & Gold                          4,800         183,504
  Int'l. Paper Co.                                        5,000         210,000
* Neenah Paper, Inc.                                         75           2,445
  Newmont Mining Corp.                                    3,500         155,435
                                                                    -----------
                                                                        855,482
                                                                    -----------
  TELECOMMUNICATION SERVICES 0.8%
  Sprint FON Group                                        2,800          69,580
  Vodafone Group plc (ADR)                                3,200          87,616
                                                                    -----------
                                                                        157,196
                                                                    -----------
  UTILITIES 0.6%
  Dominion Resources, Inc.                                  500          33,870
  Entergy Corp.                                           1,500         101,385
                                                                    -----------
                                                                        135,255
                                                                    -----------
  TOTAL COMMON STOCKS
    (Cost $10,796,287)                                               12,778,494
                                                                    -----------
  TOTAL INVESTMENTS
    (Cost $18,005,029)**                                             20,044,054

  EXCESS OF OTHER ASSETS OVER LIABILITIES 4.0%                          844,410
                                                                    -----------
  NET ASSETS                                                        $20,888,464
                                                                    ===========

----------
*     NON-INCOME PRODUCING.
** COST FOR FEDERAL INCOME TAX PURPOSES IS $18,005,322. AT DECEMBER 31, 2004 NET UNREALIZED APPRECIATION FOR FEDERAL INCOME TAX PURPOSES AGGREGATED $2,038,732 OF WHICH $2,191,513 RELATED TO APPRECIATED SECURITIES AND $152,781 RELATED TO DEPRECIATED SECURITIES. (ADR) - AMERICAN DEPOSITORY RECEIPT


                       SEE NOTES TO FINANCIAL STATEMENTS.

.................................................................................

   SENTINEL VARIABLE PRODUCTS TRUST BOND FUND SEEKS HIGH CURRENT INCOME WHILE SEEKING TO CONTROL RISK BY INVESTING EXCLUSIVELY IN FIXED-INCOME SECURITIES AND
                        MAINLY IN INVESTMENT GRADE BONDS.

                   Sentinel Variable Products Trust Bond Fund

FOR THE FISCAL YEAR ENDED DECEMBER 31, 2004, THE SENTINEL VARIABLE PRODUCTS TRUST BOND FUND RETURNED 4.75%, WHILE ITS BENCHMARK, THE LEHMAN AGGREGATE BOND INDEX, PRODUCED A RETURN OF 4.34%.

For the fiscal year ended December 31, 2004, the Sentinel Variable Products Trust Bond Fund returned 4.75%. Its benchmark, the Lehman Aggregate Bond Index, produced a return of 4.34% for the same period.

      This was supposed to be the year where interest rates rose sharply in response to the commencement of a new tightening cycle by the Federal Reserve Board. Well, the Fed did start to raise the Federal Funds rate in June, albeit at a "measured" pace, but interest rates barely budged, with the sole exception being short-maturity U.S. Treasury Notes. The 30-Year U.S. Treasury Bond actually fell in yield, while the U.S. Treasury 10-year Note was virtually unchanged at 4.22%. The U.S. Treasury 2-year Note - the U.S. Treasury security most sensitive to Fed action - rose in yield to 3.07%, basically the amount of Fed tightening.

      The real story regarding interest rates was the tremendous flattening of the U.S. Treasury yield curve. Over the year, the yield curve flattened 149 basis points, as measured by the U.S. Treasury 2-year Note to 30-year Bond yield differential. Short-term securities were under pressure most of the year as the Fed raised the Federal Funds rate from 1% to 2.25%. Volatility remained the norm for the bond market, with the 2-year Note trading in a 1.46% to 3.07% range, while the 10-year Note traded between 3.68% and 4.87% over the course of the year.

      Prepayments on mortgage-backed securities (MBS) fell sharply with the rise in short-term interest rates and the flattening of the yield curve. As a result, mortgage-backed securities significantly outperformed comparable duration U.S. Treasury securities over the period. The Lehman MBS Index returned 4.70%, versus a 3.54% return for the Lehman U.S. Treasury Index.

      Corporate bonds put in another year of good performance, particularly in the high yield market. According to the Lehman Indices, the U.S. Credit Index posted a 5.24% return, while the High Yield Index returned 11.13%. Once again, lower quality securities vastly outperformed higher quality issues in both markets as investors became more comfortable assuming credit risk in the wake of an improving U.S. economy and a rising stock market.

      As of December 31, 2004, the Sentinel Variable Products Bond Fund's effective duration stood at 3.63 years, down from 4.8 years as of the prior year-end. Its weighted-average credit quality, at market value, increased to AAA from Aa1. Exposure to the corporate bond sector decreased to 17%, while exposure to mortgage-backed securities increased to 80%. The Fund's emphasis on spread product, namely corporate bonds and MBS, made the largest contribution to its good relative performance during the fiscal year.


/s/ David M. Brownlee
DAVID M. BROWNLEE, CFA

--------------------------------------------------------------------------------
SENTINEL VARIABLE PRODUCTS TRUST BOND FUND

Ending values are based upon an initial investment of $10,000; graph and total return data assume reinvestment of all distributions. Fund performance data includes all operating expenses but does not reflect any insurance charges imposed by your insurance company's separate account. If the effect of such charges had been included, total returns would have been lower. Data shown represents past performance; past performance does not guarantee future results; current performance may be higher or lower than that shown. Investment return and principal value will vary so that you may have a gain or loss when you sell shares. Consider a fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other information. Please read it carefully before you invest.

                                  [LINE GRAPH]

                 ----------------------------------------------
                             ENDING VALUES & LEGEND

                 SVPT Bond Fund                         $11,039
                 Lehman Aggregate Bond Index*           $10,815
                 ----------------------------------------------

                 ----------------------------------------------
                 AVERAGE ANNUAL TOTAL RETURN - THROUGH 12/31/04

                 Period
                 ------
                 1 Year                                    4.75%
                 Since Inception+                          7.22%
                 ----------------------------------------------

----------
*     AN UNMANAGED INDEX OF BONDS REFLECTING AVERAGE PRICES IN THE BOND MARKET.
+     8/1/03

.................................................................................

                   Sentinel Variable Products Trust Bond Fund

INVESTMENT IN SECURITIES
at December 31, 2004

                                                       PRINCIPAL
                                                         AMOUNT         VALUE
                                                       (M=$1,000)     (NOTE 2)
--------------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS 80.3%
U.S. TREASURY OBLIGATIONS 4.3%
2-Year:
U.S. Treasury Note
  2.875%, 11/30/06                                       1,000M     $   997,188
                                                                    -----------
U.S. GOVERNMENT AGENCY OBLIGATIONS 76.0%
FEDERAL HOME LOAN MORTGAGE CORPORATION 14.7%
Collateralized Mortgage Obligations:
FHR 2418 MB
  6.000%, 02/15/22                                         400M         419,716
FHR 2594 TE
  5.500%, 12/15/31                                       1,000M       1,032,880
FHR 2438 NB
  6.500%, 04/15/32                                         500M         527,530
                                                                    -----------
                                                                      1,980,126
                                                                    -----------
Mortgage-Backed Securities:
30-year:
FHLMC C01290
  5.500%, 01/01/32                                         506M         515,547
FHLMC A15113
  6.000%, 10/01/33                                         887M         921,916
                                                                    -----------
                                                                      1,437,463
                                                                    -----------
TOTAL FEDERAL HOME LOAN MORTGAGE CORPORATION                          3,417,589
                                                                    -----------
FEDERAL NATIONAL MORTGAGE ASSOCIATION 56.7%
Mortgage-Backed Securities:
15-Year:
FNMA 743260
  5.500%, 10/01/18                                         949M         981,728
FNMA 771162
  5.000%, 01/01/19                                         914M         929,688
FNMA 785246
  4.500%, 06/01/19                                         950M         948,281
                                                                    -----------
                                                                      2,859,697
                                                                    -----------
30-Year:
FNMA 576768
  6.000%, 08/01/26                                       1,895M       1,969,318
FNMA 625183
  5.500%, 01/01/32                                         733M         745,485
FNMA 645318
  6.500%, 05/01/32                                       1,526M       1,601,776
FNMA 788149
  5.500%, 05/01/33                                       1,364M       1,390,573
FNMA 707312
  5.000%, 06/01/33                                         887M         882,262
FNMA 721540
  5.000%, 07/01/33                                       1,221M       1,214,063
FNMA 721255
  5.500%, 07/01/33                                         919M         934,343
FNMA 555880
  5.500%, 11/01/33                                       1,531M       1,555,473
                                                                    -----------
                                                                     10,293,293
                                                                    -----------
TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION                          13,152,990
                                                                    -----------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION 4.6%
Collateralized Mortgage Obligations:
Mortgage-Backed Securities:
30-year:
GNMA 544637
  6.000%, 02/15/34                                       1,036M       1,074,342
                                                                    -----------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS                             17,644,921
                                                                    -----------
TOTAL U.S. GOVERNMENT OBLIGATIONS
  (Cost $18,580,914)                                                 18,642,109
                                                                    -----------
BONDS 17.2%
AUTOMOTIVE 3.4%
Daimler Chrysler
  7.3%, 01/15/12                                           250M     $   284,063
Ford Motor Co.
  7.45%, 07/16/31                                          250M         252,187
General Motors
  8.375%, 07/15/33                                         250M         259,688
                                                                    -----------
                                                                        795,938
                                                                    -----------
CONSUMER PRODUCTS & SERVICES 2.3%
Kraft Foods Inc.
  5.25%, 10/01/13                                          250M         257,812
Kroger Co.
  6.75%, 04/15/12                                          250M         282,813
                                                                    -----------
                                                                        540,625
                                                                    -----------
ENERGY 1.1%
Duke Energy Corp.
  5.625%, 01/13/12                                         250M         263,437
                                                                    -----------
FINANCIAL INSTITUTIONS 7.9%
Allstate Corp.
  5%, 08/15/14                                             250M         252,188
Duke Realty LP
  5.4%, 08/15/14                                           250M         256,875
ERP Operating Ltd. Partnership
  5.25%, 09/15/14                                          500M         507,500
Fleet Nat'l
  5.75%, 01/15/09                                          250M         265,937
Genworth Financial, Inc.
  6.5%, 06/15/34                                           500M         549,375
                                                                    -----------
                                                                      1,831,875
                                                                    -----------
TELECOMMUNICATIONS 2.5%
AT & T Wireless
  8.125%, 05/01/12                                         250M         302,500
Comcast Corp.
  5.5%, 03/15/11                                           250M         264,688
                                                                    -----------
                                                                        567,188
                                                                    -----------
TOTAL BONDS
  (Cost $3,829,862)                                                   3,999,063
                                                                    -----------
TOTAL INVESTMENTS
  (Cost $22,410,776)                                                 22,641,172
EXCESS OF OTHER ASSETS
OVER LIABILITIES 2.5%                                                   583,706
                                                                    -----------
NET ASSETS                                                          $23,224,878
                                                                    ===========

* COST FOR FEDERAL INCOME TAX PURPOSES IS $22,410,776. AT DECEMBER 31, 2004 UNREALIZED APPRECIATION FOR FEDERAL INCOME TAX PURPOSES AGGREGATED $230,396 OF WHICH $264,578 RELATED TO APPRECIATED SECURITIES AND $34,182 RELATED TO DEPRECIATED SECURITIES.


                       SEE NOTES TO FINANCIAL STATEMENTS.

.................................................................................

THE SENTINEL VARIABLE PRODUCTS TRUST MONEY MARKET FUND SEEKS AS HIGH A LEVEL OF
  CURRENT INCOME AS IS CONSISTENT WITH STABLE PRINCIPAL VALUES AND LIQUIDITY BY INVESTING EXCLUSIVELY IN DOLLAR-DENOMINATED MONEY MARKET INSTRUMENTS, INCLUDING U.S. GOVERNMENT SECURITIES, BANK OBLIGATIONS, REPURCHASE AGREEMENTS, COMMERCIAL
                  PAPER, AND OTHER CORPORATE DEBT OBLIGATIONS.

               Sentinel Variable Products Trust Money Market Fund

SHORT-TERM INTEREST RATES INCREASED MODERATELY DURING THE YEAR, LARGELY DUE TO THE FEDERAL RESERVE BOARD'S FIVE INTEREST-RATE HIKES - WHICH TOTALED 125 BASIS POINTS AND BOOSTED THE FEDERAL FUNDS RATE TO 2.25%.

During the 12-month period ended December 31, 2004, short-term interest rates increased moderately, largely due to the Federal Reserve Board's implementing five interest-rate hikes for a total of 125 basis points, boosting the Federal Funds rate to 2.25%. Following suit, banks raised the discount and prime rates to 3.25% and 5.25%, respectively. On average, 90-day commercial paper and certificates of deposit rose 139 basis points to 2.46%. The 90-day Treasury bill ended the fiscal year at 2.22%, an increase of 130 basis points.

      As of December 31, 2004, the Sentinel Variable Products Trust Money Market Fund's 7-day yield increased to 1.83% from the previous year-end yield of 0.65%, while its maturity remained unchanged at 18 days. The Fund's net assets decreased over the year by 2.0%, to $28.7 million. Looking ahead, we plan to slightly lengthen the Fund's average maturity and will continue to invest in sound credit quality securities.


/s/ Darlene Coppola
DARLENE COPPOLA

.................................................................................

               Sentinel Variable Products Trust Money Market Fund

INVESTMENT IN SECURITIES
at December 31, 2004

                                                       PRINCIPAL
                                                         AMOUNT         VALUE
                                                       (M=$1,000)     (NOTE 2)
--------------------------------------------------------------------------------
CORPORATE SHORT-TERM NOTES 73.8%
American Express Credit Corp.
  2.26%, 01/06/05                                        1,130M     $ 1,129,645
Bellsouth Telephone
  2.28%, 01/14/05                                        1,400M       1,398,847
BMW U.S. Capital
  2.32%, 02/11/05                                        1,035M       1,032,265
Caterpillar Financial                                    1,400M       1,397,212
  2.24%, 02/02/05
Chevron Oil Finance                                      1,400M       1,399,746
  2.18%, 01/04/05
Coca Cola
  2.14%, 01/07/05                                        1,310M       1,309,533
Harley-Davidson Funding
  2.28%, 01/18/05                                        1,000M         998,923
LBC (LaSalle Bank Corp.)
  2.28%, 01/28/05                                        1,500M       1,497,435
Nestle Capital Corp.
  2.22%, 01/11/05                                        1,200M       1,199,260
New Jersey Natural Gas
  2.31%, 01/18/05                                        1,230M       1,228,658
Northern Trust Corp.
  2.32%, 01/18/05                                        1,040M       1,038,861
Morgan Stanley Dean Witter
  2.31%, 01/12/05                                        1,300M       1,299,083
Pfizer, Inc.
  2.26%, 01/20/05                                        1,000M         998,807
Proctor & Gamble
  2.16%, 01/26/05                                        1,315M       1,313,028
Prudential Funding Corp.
  2.15%, 01/24/05                                        1,300M       1,298,214
Toyota Motor Credit Corp.
  2.31%, 01/31/05                                        1,400M       1,397,305
UBS Finance
  2.29%, 01/27/05                                        1,250M       1,247,933
                                                                    -----------
TOTAL CORPORATE SHORT-TERM NOTES
  (Amortized Cost $21,184,755)                                       21,184,755
                                                                    -----------
U.S. GOVERNMENT AGENCY OBLIGATIONS 19.6%
Federal Home Loan Mortgage Bank Discount Notes:
  2.23%, 01/05/05                                          130M     $   129,968
  2.00%, 01/21/05                                        1,000M         998,889
                                                                    -----------
                                                                      1,128,857
                                                                    -----------
Federal National Mortgage Association Discount Notes:
  2.23%, 01/03/05                                        1,340M       1,339,834
  2.18%, 01/05/05                                          965M         964,766
  2.24%, 01/10/05                                        1,425M       1,424,202
  2.26%, 01/20/05                                          750M         749,105
                                                                    -----------
                                                                      4,477,907
                                                                    -----------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
  (Amortized Cost $5,606,764)                                         5,606,764
                                                                    -----------

                                                         SHARES         VALUE
                                                                      (NOTE 2)
--------------------------------------------------------------------------------
U.S. TREASURY INSTITUTIONAL FUNDS 2.7%
Blackrock Provident Institutional Funds
  Treasury Fund #30                                     769,000
  (Amortized Cost $769,000)                                         $   769,000
                                                                    -----------
TOTAL INVESTMENTS
  (Amortized Cost $27,560,519)*                                      27,560,519

EXCESS OF OTHER ASSETS OVER LIABILITIES 3.9%                          1,128,240
                                                                    -----------
NET ASSETS                                                          $28,688,759
                                                                    ===========

----------
*     COST FOR FEDERAL INCOME TAX PURPOSES IS THE SAME.


                       SEE NOTES TO FINANCIAL STATEMENTS.

.................................................................................




                      This page left blank intentionally.

.................................................................................

                        Sentinel Variable Products Trust

STATEMENTS OF ASSETS AND LIABILITIES
at December 31, 2004

---------------------------------------------------------------------------------------------------------------------------------
                                                                         SVPT             SVPT            SVPT            SVPT
                                                                        COMMON           GROWTH          MID CAP          SMALL
                                                                         STOCK            INDEX          GROWTH          COMPANY
                                                                         FUND             FUND            FUND            FUND
---------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments at value                                                 $ 61,264,002     $ 4,129,387     $27,997,130     $52,994,450
Cash and cash equivalents                                                 717,834          14,308           1,565         808,297
Receivable for securities sold                                            200,419          12,281          57,190         156,699
Receivable for fund shares sold                                           183,791          10,962          99,937         311,908
Receivable for dividends and interest                                      69,255           6,095           5,588          22,837
Receivable from fund administrator                                             --           1,925              --              --
                                                                     ------------     -----------     -----------     -----------
  Total Assets                                                         62,435,301       4,174,958      28,161,410      54,294,191
                                                                     ------------     -----------     -----------     -----------
---------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Payable for securities purchased                                        2,583,617          19,530              --         538,765
Payable for fund shares repurchased                                        71,481           4,398          58,955          57,825
Income dividend payable                                                        --              --              --              --
Accrued expenses                                                           31,718           6,159          18,655          34,141
Management fee payable                                                     19,846           1,033          11,027          18,297
Fund service fee payable                                                    5,160             583           2,572           4,643
                                                                     ------------     -----------     -----------     -----------
  Total Liabilities                                                     2,711,822          31,703          91,209         653,671
                                                                     ------------     -----------     -----------     -----------
Net Assets Applicable to Outstanding Shares                          $ 59,723,479     $ 4,143,255     $28,070,201     $53,640,520
                                                                     ============     ===========     ===========     ===========
Shares Outstanding                                                      5,438,707         525,196       3,022,836       3,765,148
Net Asset Value and Maximum Offering Price Per Share                 $      10.98     $      7.89     $      9.29     $     14.25
---------------------------------------------------------------------------------------------------------------------------------
NET ASSETS REPRESENT
Shares of beneficial interest at par value                           $      5,439     $       525     $     3,023     $     3,765
Paid-in capital                                                        53,457,443       5,164,319      29,332,898      43,200,026
Accumulated undistributed net investment income                             3,490             317              --          41,266
Accumulated undistributed net realized gain (loss) on investments      (2,823,766)     (1,897,134)     (8,030,747)        234,355
Unrealized appreciation of investments                                  9,080,873         875,228       6,765,027      10,161,108
                                                                     ------------     -----------     -----------     -----------
NET ASSETS                                                           $ 59,723,479     $ 4,143,255     $28,070,201     $53,640,520
                                                                     ------------     -----------     -----------     -----------
Investments at Cost                                                  $ 52,183,129     $ 3,254,159     $21,232,103     $42,833,342
                                                                     ============     ===========     ===========     ===========


                       SEE NOTES TO FINANCIAL STATEMENTS.

.................................................................................

                        Sentinel Variable Products Trust

STATEMENTS OF ASSETS AND LIABILITIES
at December 31, 2004

-----------------------------------------------------------------------------------------------------------------
                                                                                                         SVPT
                                                                         SVPT            SVPT           MONEY
                                                                       BALANCED          BOND           MARKET
                                                                         FUND            FUND            FUND
-----------------------------------------------------------------------------------------------------------------
ASSETS
Investments at value                                                 $ 20,044,054    $ 22,641,172    $ 27,560,519
Cash and cash equivalents                                                 872,670         386,429              55
Receivable for securities sold                                             85,060              --
Receivable for fund shares sold                                             2,486          92,008       1,235,688
Receivable for dividends and interest                                      54,415         150,551           1,269
Receivable from fund administrator                                            706           5,456           1,422
                                                                     ------------    ------------    ------------
  Total Assets                                                         21,059,391      23,275,616      28,798,953
                                                                     ------------    ------------    ------------
-----------------------------------------------------------------------------------------------------------------
LIABILITIES
Payable for securities purchased                                          131,697              --              --
Payable for fund shares repurchased                                        15,126          25,963          39,019
Income dividend payable                                                        --              --          48,454
Accrued expenses                                                           12,544          14,844          14,554
Management fee payable                                                      9,581           7,754           5,664
Fund service fee payable                                                    1,979           2,177           2,503
                                                                     ------------    ------------    ------------
  Total Liabilities                                                       170,927          50,738         110,194
                                                                     ------------    ------------    ------------
Net Assets Applicable to Outstanding Shares                          $ 20,888,464    $ 23,224,878    $ 28,688,759
                                                                     ============    ============    ============
Shares Outstanding                                                      1,823,993       2,298,059      28,688,759
Net Asset Value and Maximum Offering Price Per Share                 $      11.45    $      10.11    $       1.00
-----------------------------------------------------------------------------------------------------------------
NET ASSETS REPRESENT
Shares of beneficial interest at par value                           $      1,824    $      2,298    $     28,689
Paid-in capital                                                        18,726,180      22,966,314      28,660,070
Accumulated undistributed net investment income                               755           7,296             113
Accumulated undistributed net realized gain (loss) on investments         120,680          18,574            (113)
Unrealized appreciation of investments                                  2,039,025         230,396              --
                                                                     ------------    ------------    ------------
NET ASSETS                                                           $ 20,888,464    $ 23,224,878    $ 28,688,759
                                                                     ------------    ------------    ------------
Investments at Cost                                                  $ 18,005,029    $ 22,410,776    $ 27,560,519
                                                                     ============    ============    ============


                       SEE NOTES TO FINANCIAL STATEMENTS.

.................................................................................

                        Sentinel Variable Products Trust

STATEMENTS OF OPERATIONS
for the year ended December 31, 2004

----------------------------------------------------------------------------------------------------------------------
                                                               SVPT            SVPT            SVPT            SVPT
                                                              COMMON          GROWTH          MID CAP         SMALL
                                                              STOCK           INDEX           GROWTH         COMPANY
                                                               FUND            FUND            FUND            FUND
----------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME:
Dividends                                                  $   881,403     $    78,872     $    88,264     $   307,804
Interest                                                        30,585              58              83          52,493
                                                           -----------     -----------     -----------     -----------
  Total Income                                             $   911,988     $    78,930     $    88,347     $   360,297
                                                           -----------     -----------     -----------     -----------
EXPENSES:
Management advisory fee                                        215,244          12,012         125,722         195,321
Transfer agent fees                                              8,657           8,457           8,357           9,357
Custodian fees                                                  12,871          41,156          19,238          20,840
Accounting and administration services                          51,749           4,006          26,430          45,107
Auditing fees                                                   25,000           3,300          12,500          22,500
Legal fees                                                      16,000           1,600           9,500          18,000
Trustees and Chief Compliance Officer Fees and expenses          4,282             327           2,177           3,343
Other                                                           12,149          15,298           6,608           8,094
                                                           -----------     -----------     -----------     -----------
  Total Expenses                                               345,952          86,156         210,532         322,562
  Expense Reimbursement                                             --         (61,970)             --              --
  Expense Offset                                                (7,371)           (156)         (2,238)         (6,840)
                                                           -----------     -----------     -----------     -----------
  Net Expenses                                                 338,581          24,030         208,294         315,722
                                                           -----------     -----------     -----------     -----------
NET INVESTMENT INCOME (LOSS)                                   573,407          54,900        (119,947)         44,575
                                                           -----------     -----------     -----------     -----------
----------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on sales of investments             1,566,094         (76,093)      2,021,791       4,402,227
Net change in unrealized appreciation (depreciation)         2,958,172         212,638       1,142,454       2,540,501
                                                           -----------     -----------     -----------     -----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS              4,524,266         136,545       3,164,245       6,942,728
                                                           -----------     -----------     -----------     -----------
NET INCREASE IN NET ASSETS FROM OPERATIONS                 $ 5,097,673     $   191,445     $ 3,044,298     $ 6,987,303
                                                           ===========     ===========     ===========     ===========


                       SEE NOTES TO FINANCIAL STATEMENTS.

.................................................................................

                        Sentinel Variable Products Trust

STATEMENTS OF OPERATIONS
for the year ended December 31, 2004

------------------------------------------------------------------------------------------------------
                                                                                               SVPT
                                                               SVPT            SVPT           MONEY
                                                             BALANCED          BOND           MARKET
                                                               FUND            FUND            FUND
------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME:
Dividends                                                  $   211,167     $        --     $     9,957
Interest                                                       290,944       1,127,668         346,185
                                                           -----------     -----------     -----------
  Total Income                                             $   502,111     $ 1,127,668     $   356,142
                                                           -----------     -----------     -----------
Expenses:
Management advisory fee                                        107,382          90,656          65,930
Transfer agent fees                                              8,557           8,857           8,857
Custodian fees                                                   9,343           5,984           8,913
Accounting and administration services                          19,523          22,666          26,370
Auditing fees                                                   10,500          11,500          13,750
Legal fees                                                       9,500          10,500           9,500
Trustees and Chief Compliance Officer Fees and expenses          1,617           1,881           1,682
Other                                                            5,221           9,443           6,411
                                                           -----------     -----------     -----------
  Total Expenses                                               171,643         161,487         141,413
  Expense Reimbursement                                        (13,663)        (12,411)        (35,467)
  Expense Offset                                                (5,643)         (4,184)           (413)
                                                           -----------     -----------     -----------
  Net Expenses                                                 152,337         144,892         105,533
                                                           -----------     -----------     -----------
NET INVESTMENT INCOME (LOSS)                                   349,774         982,776         250,609
                                                           -----------     -----------     -----------
------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on sales of investments               595,677         379,993              --
Net change in unrealized appreciation (depreciation)           480,907        (336,112)             --
                                                           -----------     -----------     -----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS              1,076,584          43,881              --
                                                           -----------     -----------     -----------
NET INCREASE IN NET ASSETS FROM OPERATIONS                 $ 1,426,358     $ 1,026,657     $   250,609
                                                           ===========     ===========     ===========


                       SEE NOTES TO FINANCIAL STATEMENTS.

.................................................................................

                        Sentinel Variable Products Trust

STATEMENTS OF CHANGES IN NET ASSETS

----------------------------------------------------------------------------------------------------------------------------------
                                                  SVPT                            SVPT                            SVPT
                                              COMMON STOCK                    GROWTH INDEX                   MID CAP GROWTH
                                                  FUND                            FUND                            FUND
                                       Year Ended      Year Ended      Year Ended      Year Ended      Year Ended      Year Ended
                                        12/31/04        12/31/03        12/31/04        12/31/03        12/31/04        12/31/03
----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS
Net investment income (loss)          $    573,407    $    352,763    $     54,900    $     29,664    $   (119,947)   $    (99,994)
Net realized gain (loss) on sales
  of investments                         1,566,094        (176,185)        (76,093)       (926,170)      2,021,791       1,322,501
Net change in unrealized
  appreciation (depreciation)            2,958,172      10,592,865         212,638       1,490,276       1,142,454       5,532,606
                                      ------------    ------------    ------------    ------------    ------------    ------------
Net increase in net assets from
  operations                             5,097,673      10,769,443         191,445         593,770       3,044,298       6,755,113
                                      ------------    ------------    ------------    ------------    ------------    ------------
----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income                (569,917)       (353,987)        (54,847)        (29,376)             --              --
From net realized gain on
  investments                                   --              --              --              --              --              --
                                      ------------    ------------    ------------    ------------    ------------    ------------
Total distributions to shareholders       (569,917)       (353,987)        (54,847)        (29,376)             --              --
                                      ------------    ------------    ------------    ------------    ------------    ------------
----------------------------------------------------------------------------------------------------------------------------------
FROM SHARE TRANSACTIONS
Net proceeds from sales of shares       18,775,778       7,109,204       1,224,781       1,749,802       7,552,315       4,504,764
Net asset value of shares in
  reinvestment of dividends and
  distributions                            569,917         353,988          54,847          29,376              --              --
                                      ------------    ------------    ------------    ------------    ------------    ------------
                                        19,345,695       7,463,192       1,279,628       1,779,178       7,552,315       4,504,764
Less: Payments for shares
  reacquired                           (11,560,971)     (2,775,680)     (1,089,629)     (2,944,735)     (7,572,233)     (3,177,433)
                                      ------------    ------------    ------------    ------------    ------------    ------------
Increase (decrease) in net assets
  from capital share transactions        7,784,724       4,687,512         189,999      (1,165,557)        (19,918)      1,327,331
                                      ------------    ------------    ------------    ------------    ------------    ------------
TOTAL INCREASE (DECREASE) IN NET
  ASSETS FOR PERIOD                     12,312,480      15,102,968         326,597        (601,163)      3,024,380       8,082,444
Net Assets: Beginning of period         47,410,999      32,308,031       3,816,658       4,417,821      25,045,821      16,963,377
                                      ------------    ------------    ------------    ------------    ------------    ------------
Net Assets: End of period             $ 59,723,479    $ 47,410,999    $  4,143,255    $  3,816,658    $ 28,070,201    $ 25,045,821
                                      ============    ============    ============    ============    ============    ============
Undistributed Net Investment
  Income at End of Period             $      3,490    $         --    $        317    $        288    $         --    $         --
                                      ============    ============    ============    ============    ============    ============


                       SEE NOTES TO FINANCIAL STATEMENTS.

                        Sentinel Variable Products Trust

STATEMENTS OF CHANGES ON NET ASSETS

--------------------------------------------------------------------------------------------------------------------------------
            SVPT                           SVPT                               SVPT                              SVPT
       SMALL COMPANY                     BALANCED                             BOND                          MONEY MARKET
            FUND                           FUND                               FUND                              FUND
                                                Period from                        Period from
 Year Ended     Year Ended      Year Ended      08/01/03 (A)       Year Ended      08/01/03 (A)       Year Ended     Year Ended
  12/31/04       12/31/03        12/31/04     through 12/31/03      12/31/04     through 12/31/03      12/31/04       12/31/03
--------------------------------------------------------------------------------------------------------------------------------


$     44,575   $     39,472    $    349,774     $    127,847      $    982,776     $    382,372           250,609        226,296

   4,402,227      1,856,381         595,677          548,873           379,993          244,348                --             --

   2,540,501      8,153,431         480,907        1,558,118          (336,112)         566,508                --             --
------------   ------------    ------------     ------------      ------------     ------------      ------------   ------------

   6,987,303     10,049,284       1,426,358        2,234,838         1,026,657        1,193,228           250,609        226,296
------------   ------------    ------------     ------------      ------------     ------------      ------------   ------------
--------------------------------------------------------------------------------------------------------------------------------

     (44,527)       (37,556)       (426,658)        (135,890)       (1,024,931)        (396,452)         (250,609)      (226,296)

  (4,559,144)       (22,014)       (692,429)        (245,759)         (324,784)        (217,452)               --             --
------------   ------------    ------------     ------------      ------------     ------------      ------------   ------------
  (4,603,671)       (59,570)     (1,119,087)        (381,649)       (1,349,715)        (613,904)         (250,609)      (226,296)
------------   ------------    ------------     ------------      ------------     ------------      ------------   ------------
--------------------------------------------------------------------------------------------------------------------------------

  18,134,653      8,259,524       5,847,913       15,928,844         6,877,632       24,179,786        24,186,543     20,898,529


   4,603,671         59,570       1,119,087          381,649         1,349,715          613,904           250,609        226,296
------------   ------------    ------------     ------------      ------------     ------------      ------------   ------------
  22,738,324      8,319,094       6,967,000       16,310,493         8,227,347       24,793,690        24,437,152     21,124,825

 (10,443,653)    (1,997,285)     (4,109,885)        (439,604)       (7,059,442)      (2,992,983)      (25,037,419)   (24,883,581)
------------   ------------    ------------     ------------      ------------     ------------      ------------   ------------

  12,294,671      6,321,809       2,857,115       15,870,889         1,167,905       21,800,707          (600,267)    (3,758,756)
------------   ------------    ------------     ------------      ------------     ------------      ------------   ------------

  14,678,303     16,311,523       3,164,386       17,724,078           844,847       22,380,031          (600,267)    (3,758,756)
  38,962,217     22,650,694      17,724,078               --        22,380,031               --        29,289,026     33,047,782
------------   ------------    ------------     ------------      ------------     ------------      ------------   ------------
$ 53,640,520   $ 38,962,217    $ 20,888,464     $ 17,724,078      $ 23,224,878     $ 22,380,031      $ 28,688,759   $ 29,289,026
============   ============    ============     ============      ============     ============      ============   ============

$     41,266   $     14,809    $        755     $         --      $      7,296     $         --      $        113   $         --
============   ============    ============     ============      ============     ============      ============   ============

----------
(A)   COMMENCEMENT OF OPERATIONS.


                       SEE NOTES TO FINANCIAL STATEMENTS.

.................................................................................

                              Financial Highlights

SELECTED PER SHARE DATA AND RATIOS.
SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH FISCAL PERIOD.

                                          Income From Investment Operations              Less Distributions
                                         ------------------------------------    ----------------------------------
                                                         NET
                                                      GAINS OR
                                                     LOSSES ON
                                                     SECURITIES                                 DISTRI-
                FISCAL       NET ASSET       NET        (BOTH                    DIVIDENDS      BUTIONS                  NET ASSET
                YEAR           VALUE,    INVESTMENT   REALIZED     TOTAL FROM    (FROM NET       (FROM       TOTAL         VALUE,
FUND/          (PERIOD       BEGINNING     INCOME        AND       INVESTMENT    INVESTMENT     REALIZED    DISTRI-        END OF
SHARE CLASS     ENDED)       OF PERIOD     (LOSS)    UNREALIZED)   OPERATIONS      INCOME)       GAINS)     BUTIONS        PERIOD
----------------------------------------------------------------------------------------------------------------------------------
COMMON        11/30/00-
STOCK         12/31/00(A)     $ 10.00     $  0.01      $  0.49      $  0.50       $  0.01       $    --     $  0.01       $ 10.49
              12/31/01          10.49        0.11        (0.95)       (0.84)         0.11          0.04        0.15          9.50
              12/31/02           9.50        0.10        (1.75)       (1.65)         0.10            --        0.10          7.75
              12/31/03           7.75        0.08         2.36         2.44          0.08            --        0.08         10.11
              12/31/04          10.11        0.11         0.87         0.98          0.11            --        0.11         10.98
----------------------------------------------------------------------------------------------------------------------------------
GROWTH        11/30/00-
INDEX         12/31/00(A)     $ 10.00     $    --      $ (0.54)     $ (0.54)      $  0.00***    $    --     $  0.00***    $  9.46
              12/31/01           9.46        0.02        (1.29)       (1.27)         0.02            --        0.02          8.17
              12/31/02           8.17        0.04        (2.00)       (1.96)         0.04            --        0.04          6.17
              12/31/03           6.17        0.06         1.42         1.48          0.06            --        0.06          7.59
              12/31/04           7.59        0.11         0.30         0.41          0.11            --        0.11          7.89
----------------------------------------------------------------------------------------------------------------------------------
MID CAP       11/30/00-
GROWTH        12/31/00(A)     $ 10.00     $    --      $  0.14      $  0.14       $    --       $    --     $    --       $ 10.14
              12/31/01          10.14       (0.04)       (2.42)       (2.46)           --            --          --          7.68
              12/31/02           7.68       (0.01)       (1.84)       (1.85)           --            --          --          5.83
              12/31/03           5.83       (0.04)        2.48         2.44            --            --          --          8.27
              12/31/04           8.27       (0.04)        1.06         1.02            --            --          --          9.29
----------------------------------------------------------------------------------------------------------------------------------
SMALL         11/30/00-
COMPANY       12/31/00(A)     $ 10.00     $  0.01      $  0.73      $  0.74       $  0.01       $    --     $  0.01       $ 10.73
              12/31/01          10.73        0.03         0.54         0.57          0.03       0.00 ***       0.03         11.27
              12/31/02          11.27        0.03        (1.60)       (1.57)         0.03          0.01        0.04          9.66
              12/31/03           9.66        0.01         3.80         3.81          0.01          0.01        0.02         13.45
              12/31/04          13.45        0.01         2.13         2.14          0.01          1.33        1.34         14.25
----------------------------------------------------------------------------------------------------------------------------------
BALANCED      08/01/03-
              12/31/03(B)     $ 10.00     $  0.08      $  1.43      $  1.51       $  0.09       $  0.16     $  0.25       $ 11.26
              12/31/04          11.26        0.20         0.64         0.84          0.25          0.40        0.65         11.45
----------------------------------------------------------------------------------------------------------------------------------
BOND          08/01/03-
              12/31/03(B)     $ 10.00     $  0.18      $  0.36      $  0.54       $  0.19       $  0.10     $  0.29       $ 10.25
              12/31/04          10.25        0.46         0.03         0.49          0.48          0.15        0.63         10.11
----------------------------------------------------------------------------------------------------------------------------------
MONEY         11/30/00-
MARKET        12/31/00(A)     $  1.00     $0.0050      $    --      $0.0050       $0.0050       $    --     $0.0050       $  1.00
              12/31/01           1.00      0.0361           --       0.0361        0.0361            --      0.0361          1.00
              12/31/02           1.00      0.0132           --       0.0132        0.0132            --      0.0132          1.00
              12/31/03           1.00      0.0075           --       0.0075        0.0075            --      0.0075          1.00
              12/31/04           1.00      0.0095           --       0.0095        0.0095            --      0.0095          1.00
----------------------------------------------------------------------------------------------------------------------------------

(A)   COMMENCED OPERATIONS NOVEMBER 30, 2000.
(B)   COMMENCED OPERATIONS AUGUST 1, 2003.
+     ANNUALIZED
++    NOT ANNUALIZED
* TOTAL RETURN IS CALCULATED ASSUMING AN INITIAL INVESTMENT MADE AT THE NET ASSET VALUE AT THE BEGINNING OF THE PERIOD, REINVESTMENT OF ALL DISTRIBUTIONS AT THE NET ASSET VALUE DURING THE PERIOD, AND A REDEMPTION ON THE LAST DAY OF THE PERIOD. TOTAL RETURN DOES NOT INCLUDE ANY FEES, CHARGES OR EXPENSES IMPOSED BY NATIONAL LIFE INSURANCE COMPANY, THE ISSUER OF VARIABLE ANNUITY AND LIFE INSURANCE CONTRACTS FOR WHICH THE FUNDS SERVE AS UNDERLYING INVESTMENT VEHICLES.
** EXPENSE REDUCTIONS ARE COMPRISED OF THE VOLUNTARY EXPENSE REIMBURSEMENTS AS DESCRIBED IN NOTE (3).
***   REPRESENTS LESS THAN $.005 OF AVERAGE DAILY SHARES OUTSTANDING.


                       SEE NOTES TO FINANCIAL STATEMENTS.

                                                     Ratios/Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  RATIO OF
                                                          RATIO OF              RATIO          NET INVESTMENT
                                                        EXPENSES TO            OF NET           INCOME (LOSS)
                 NET ASSETS           RATIO OF          AVERAGE NET            INCOME            TO AVERAGE
TOTAL            AT END OF          EXPENSES TO        ASSETS BEFORE          (LOSS) TO        NET ASSETS BEFORE       PORTFOLIO
RETURN*            PERIOD           AVERAGE NET           EXPENSE            AVERAGE NET       VOLUNTARY EXPENSE       TURNOVER
 (%)           (000 OMITTED)         ASSETS (%)      REIMBURSEMENTS**(%)      ASSETS (%)      REIMBURSEMENTS**(%)      RATE (%)
----------------------------------------------------------------------------------------------------------------------------------
  5.00++          $29,797               0.51+               1.04+               1.20+                0.68+                   8++
 (8.10)            34,245               0.51                0.74                1.23                 1.01                   46
(17.33)            32,308               0.51                0.71                1.24                 1.04                   50
 31.43             47,411               0.68                0.75                0.95                 0.88                   77
  9.65             59,723               0.67                0.67                1.11                 1.11                   51
----------------------------------------------------------------------------------------------------------------------------------

 (5.36)++         $ 2,921               1.07+               1.35+               0.51+                0.23+                  16++
(13.44)             3,926               0.65                2.30                0.31                (1.34)                  33
(24.04)             4,418               0.61                2.12                0.62                (0.89)                  28
 23.97              3,817               0.61                3.03                0.88                (1.55)                  60
  5.35              4,143               0.60                2.15                1.37                (0.18)                  41
----------------------------------------------------------------------------------------------------------------------------------

  1.40++          $22,788               0.73+               1.05+              (0.43)+              (0.75)+                  1++
(24.26)            22,221               0.78                0.84               (0.45)               (0.50)                  88
(24.09)            16,963               0.74                0.85               (0.19)               (0.30)                 246
 41.85             25,046               0.84                0.89               (0.52)               (0.57)                 120
 12.33             28,070               0.80                0.80               (0.45)               (0.45)                 109
----------------------------------------------------------------------------------------------------------------------------------

  7.40++          $10,856               0.68+               1.16+               1.19+                0.72+                   2++
  5.35             19,044               0.65                0.94                0.40                 0.11                   59
(13.92)            22,651               0.61                0.81                0.31                 0.11                   57
 39.44             38,962               0.76                0.81                0.14                 0.08                   55
 15.91             53,641               0.72                0.72                0.10                 0.10                   52
----------------------------------------------------------------------------------------------------------------------------------

 15.07++          $17,724               0.84+               1.04+               1.95+                1.75+                  85++
  7.44             20,888               0.81                0.88                1.79                 1.72                  230
----------------------------------------------------------------------------------------------------------------------------------

  5.38++          $22,380               0.69+               0.73+               4.07+                4.03+                 162++
  4.75             23,225               0.69                0.71                4.31                 4.29                  383
----------------------------------------------------------------------------------------------------------------------------------

  0.50++          $19,444               0.44+               0.82+               6.25+                5.86+                  --++
  3.70             27,611               0.42                0.56                3.46                 3.32                   --
  1.32             33,048               0.40                0.51                1.32                 1.22                   --
  0.75             29,289               0.40                0.53                0.75                 0.62                   --
  0.96             28,689               0.40                0.54                0.95                 0.82                   --
----------------------------------------------------------------------------------------------------------------------------------

.................................................................................

                         Notes to Financial Statements

1. ORGANIZATION:

The Sentinel Variable Products Trust (the Trust) is an open-end investment company, registered under the Investment Company Act of 1940 as amended, which continuously offers its shares to separate accounts of National Life Insurance Company to serve as the investment vehicle for variable life insurance and annuity contracts. The Trust consists of seven separate and distinct funds, six of which are diversified: Common Stock, Mid Cap Growth, Small Company, Balanced, Bond and Money Market, (the Growth Index Fund being non-diversified). The seven funds of the Trust are referred to hereinafter collectively as the Funds, and individually as a Fund.

2. ACCOUNTING POLICIES:

The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements.

A. SECURITY VALUATION: Equity securities which are traded on a national or foreign securities exchange and over-the-counter securities listed in the NASDAQ National Market System are valued at the last reported sales price on the principal exchange on which they are traded on the date of determination. Securities for which no sale was reported on that date are valued at the mean between the last reported bid and asked prices. Over-the-counter securities not listed on the NASDAQ National Market System are valued at the mean of the current bid and asked prices. Fixed income securities are valued on the basis of valuations provided by independent pricing services. The mean price is used for valuation purposes. The independent pricing organization values the investments, taking into consideration characteristics of the securities, values of similar securities that trade on a regular basis, and other relevant market data. Securities for which market quotations are not readily available may be fair valued under procedures adopted by the Trust's board. The board has delegated this responsibility to a pricing committee, subject to their review and supervision. Short-term securities maturing in 60 days or less are stated at cost plus accrued interest earned which approximates market value. Portfolio securities of the Money Market Fund are valued at amortized cost, which approximates market value. The amortized cost method values a security at cost on the date of purchase and thereafter assumes a constant amortization to maturity of any discount or premium.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are accounted for on the next business day following trade date (trade date plus one). Under certain circumstances, exceptions are made so that purchases and sales are booked on trade date. These exceptions include:

      (1)   the Sentinel Variable Products Trust Growth Index Fund;
      (2) when trades occur on a day that happens to coincide with the end of a financial reporting period; or
      (3) at the discretion of management if significant price movements are deemed large enough to impact the calculation of the net asset value per share.

      Interest income is recorded on the accrual basis which includes the amortization of bond premiums on fixed income securities. Dividend income is recorded on the ex-dividend date. The cost of securities sold is determined by the use of the specific identification method. Market discount and original issue discount are accreted into income.

C. DIVIDENDS AND DISTRIBUTIONS: Dividend income and distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to the reclassification of net investment losses to net short-term capital gains or paid-in-capital, the character for tax purposes of investments in Real Estate Investment Trusts, current year paydowns and dividends paid. Reclassifications were made to reflect these differences as of December 31, 2004.

                                                  Accumulated
                              Accumulated        undistributed
                             undistributed       net realized
                             net investment       gain (loss)         Paid-in
Fund                         income (loss)       on investments       capital
-----------------------      --------------      --------------      ---------
Growth Index ..........         $    (24)           $     24         $      --
Mid Cap Growth ........          119,947                  --          (119,947)
Small Company .........           26,409             (26,409)               --
Balanced ..............           77,639             (77,639)               --
Bond ..................           49,451             (49,451)               --
Money Market ..........              113                (113)               --

D. REPURCHASE AGREEMENTS: Each Fund, to a limited extent, may enter into repurchase agreements as a means of making short-term investments, of seven days or less, and in aggregate amounts of not more than 25% of the net assets of a Fund. Each Fund, through its custodian, takes possession of the securities collateralizing repurchase agreements. All repurchase agreements used by the Funds will provide that the value of the collateral underlying the repurchase agreement always be at least equal to 102% of the repurchase price. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited. There were no repurchase agreements outstanding at December 31, 2004.

E. OTHER: Direct expenses of a fund are charged to that Fund while common expenses of the Trust are allocated proportionately based upon the Funds' respective average net assets or number of shareholder accounts. Earnings credits are

.................................................................................

received from the custodian bank on cash balances and are reflected in the statement of operations as an expense offset.

      The ratio of net investment income to average net assets for each Fund is calculated utilizing the average shares method.

      The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

F. FEDERAL INCOME TAXES: No provision is made for Federal taxes as it is the Fund's intention to have each Fund continue to qualify as a regulated investment company and to make the requisite distributions to its shareholders which will be sufficient to relieve it from any Federal excise income taxes or income tax liability.

G. OPTIONS: When a SVPT Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. If a put is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund as a writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

      There were no transactions in options during the fiscal year ended December 31, 2004.

H. DOLLAR ROLLS: SVPT Balanced and SVPT Bond Funds may enter into dollar rolls in which the Funds sell securities for delivery in the current month, and simultaneously contract to repurchase similar (same type, coupon and maturity) securities on a specified future date. During the roll period the Funds forego principal and interest paid on the securities. The Funds are compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date. The difference between the sale proceeds and the lower repurchase price is recorded as interest income.

3. MANAGEMENT ADVISORY FEES AND RELATED PARTY TRANSACTIONS

Pursuant to an Investment Advisory Agreement, NL Capital Management, Inc.
(NLCM), a wholly owned subsidiary of National Life Insurance Company, manages the Funds' investments and their business operations under the overall supervision of the Trust's Board of Trustees. NLCM has the responsibility for making all investment decisions for the Funds.

As compensation for services rendered under its advisory agreement, the Trust pays to NLCM a monthly fee determined as follows:

      A)    WITH RESPECT TO THE COMMON STOCK, MID CAP GROWTH AND SMALL COMPANY
            FUNDS: 0.50% per annum on the first $20 million of average daily net assets of each Fund; 0.40% per annum on the next $20 million of such assets of each Fund; and 0.30% per annum on such assets of each Fund in excess of $40 million.

      B) WITH RESPECT TO BALANCED FUND. 0.55% per annum on the average daily net assets of the Fund.

      C) WITH RESPECT TO BOND FUND. 0.40% per annum on the average daily net assets of the Fund.

      D) WITH RESPECT TO GROWTH INDEX FUND: 0.30% per annum on the average daily net assets of the Fund

      E) WITH RESPECT TO THE MONEY MARKET FUND: 0.25% per annum on the average daily net asset of the Fund.

      NLCM has voluntarily agreed for a period of at least until December 31, 2005 to waive the Funds' advisory fees or other expenses necessary to limit these Funds' overall expense ratios to the amounts shown below:

      o     Common Stock Fund              0.66%
      o     Growth Index Fund              0.60%
      o     Mid Cap Growth Fund            0.82%
      o     Small Company Fund             0.74%
      o     Balanced Fund                  0.79%
      o     Bond Fund                      0.67%
      o     Money Market Fund              0.40%

      These arrangements may be changed or terminated at any time after December 31, 2005.

      For the fiscal year ended December 31, 2004 the amounts reimbursed were as follows: Growth Index $61,970, Balanced $13,663, Bond $12,411 and Money Market $35,467. In addition, for the year ended 2004, NLCM provided additional waivers of $1,922 to the Balanced Fund.

      The investment advisory contract for the Bond and Balanced Funds, which began operations on August 1, 2003, was approved by shareholders on January 23, 2004. This contract had previously been approved, however, by the independent Trustees of the Trust. At their meeting held on January 23, 2004, the Bond and Balanced Fund shareholders also approved a reimbursement to NLCM of the costs of providing management service for the period prior to their approval of the contract. During the year ended December 31, 2004, NLCM reimbursed the Bond Fund $6,955 to adjust its 2003 advisory fees to reflect its cost for the period. This amount is included in the expense reimbursement in the Statement of Operations.

      Equity Services Inc. (ESI) another wholly owned subsidiary of National Life Insurance Company acts as the principal underwriter of shares of the Funds. ESI receives no compensation from the Trust for acting as principal underwriter.

.................................................................................

      Pursuant to the Fund Services Agreement with Sentinel Administrative Service Company ("Sentinel Service") a Vermont corporation which is a wholly owned subsidiary of National Life Insurance Company, the Trust receives certain transfer agency, fund accounting and financial administration services. For these services, the Fund Services Agreement provides for the Trust to pay to Sentinel Service a fixed fee totaling $20,000 per year for transfer agency services and a fee of 0.10% of average daily net asset of the Funds for fund accounting and financial administration services. For the fiscal year ended December 31, 2004 this fee totaled $215,850.

4. INVESTMENT TRANSACTIONS:

Purchases and sales (excluding short-term obligations) for the fiscal year ended December 31, 2004 are as follows:

                     Purchases of     Purchases      Sales of
                      other than         of         other than
                         U.S.           U.S.           U.S.        Sales of U.S.
                      Government     Government     Government      Government
                      direct and     direct and     direct and      direct and
                        agency         agency         agency          agency
       Fund           obligations    obligations    obligations     obligations
------------------    -----------    -----------    -----------     -----------
Common Stock .....    $32,290,860    $        --    $24,994,656    $        --
Growth Index .....      1,872,751             --      1,654,338             --
Mid Cap Growth ...     29,078,746             --     28,751,884             --
Small Company ....     29,940,920             --     21,016,486             --
Balanced .........      7,594,645     37,740,575      7,113,252     36,033,646
Bond .............      1,527,963     84,133,817      3,063,098     82,097,619

(THE SENTINEL VARIABLE PRODUCTS MONEY MARKET FUND INVESTS ONLY IN SHORT-TERM OBLIGATIONS.)

      At December 31, 2004, the Funds have tax basis capital losses which may be used to offset future capital gains through 2012 as follows:

CAPITAL LOSS CARRYFORWARD

                                                 Expiring in
                                                 -----------
SVPT COMMON STOCK FUND          $2,477,631        12/31/2010
                                   346,135        12/31/2011
                                ----------
           Total                $2,823,766
                                ==========

SVPT GROWTH INDEX FUND          $   62,231        12/31/2009
                                   340,021        12/31/2010
                                   883,435        12/31/2011
                                    16,152        12/31/2012
                                ----------
           Total                $1,301,839
                                ==========

SVPT MID CAP GROWTH FUND        $1,530,790        12/31/2009
                                 6,407,249        12/31/2010
                                ----------
           Total                $7,938,039
                                ==========

SVPT MONEY MARKET FUND          $      113        12/31/2011
                                ==========

      During the year ended December 31, 2004, the Funds utilized capital losses as follows:

                             Capital losses
           Fund                 utilized
      --------------           ----------
      Common Stock             $1,566,094
      Mid Cap Growth            2,060,819

      It is unlikely that a capital gains distribution will be paid to policyholders of the Funds until net gains have been realized in excess of such capital loss carryforwards or the carryforwards expire.

      Capital losses incurred after October 31 (Post October losses) within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. The Funds incurred and elected to defer capital losses of $91,185 in the Growth Index Fund during fiscal 2004.

5. SHARES OF BENEFICIAL INTEREST TRANSACTIONS:

There are an unlimited number of authorized shares for each Fund in the Trust. Each share has a par value of $0.001. Transactions in shares for the fiscal year ended December 31, 2004 and December 31, 2003 were as follows:

                                             Shares
                                            issued in                    Net
                                          reinvestment                increase
                                          of dividends    Shares     (decrease)
                                Shares      and dis-       reac-      in shares
             Fund                sold      tributions     quired     outstanding
----------------------------  ----------  ------------  ----------  ------------
YEAR ENDED DECEMBER 31, 2004
Common Stock ...............   1,818,591      51,905     1,120,442     750,054
Growth Index ...............     159,626       6,943       144,443      22,126
Mid Cap Growth .............     898,507          --       903,972      (5,465)
Small Company ..............   1,280,357     322,160       734,904     867,613
Balanced ...................     510,518      97,737       358,328     249,927
Bond .......................     658,998     133,768       678,211     114,555
Money Market ...............  24,186,543     250,609    25,037,419    (600,267)

YEAR ENDED DECEMBER 31, 2003
Common Stock ...............     826,754      35,014       340,365     521,403
Growth Index ...............     262,521       3,881       478,883    (212,481)
Mid Cap Growth .............     640,741          --       520,753     119,988
Small Company ..............     736,638       4,374       187,474     553,538
Balanced* ..................   1,580,876      33,894        40,704   1,574,066
Bond* ......................   2,413,741      59,952       290,189   2,183,504
Money Market ...............  20,898,529     226,296    24,883,581  (3,758,756)

----------
* FOR THE PERIOD FROM AUGUST 1, 2003 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 2003.

6. DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the years ended December 31, 2004 and December 31, 2003 were as follows:

YEAR ENDED DECEMBER 31, 2004

                                      Long Term       Return
                       Ordinary        Capital          of
         Fund           Income          Gain          Capital         Total
         ----           ------          ----          -------         -----
Common Stock .......  $  569,917      $      --         $--        $  569,917
Growth Index .......      54,847             --          --            54,847
Mid Cap Growth .....          --             --          --                --
Small Company ......   2,212,290      2,391,381          --         4,603,671
Balanced ...........   1,039,335         79,752          --         1,119,087
Bond ...............   1,236,822        112,893          --         1,349,715
Money Market .......     250,609             --          --           250,609

.................................................................................

YEAR ENDED DECEMBER 31, 2003

                                      Long Term       Return
                       Ordinary        Capital          of
         Fund           Income          Gain          Capital         Total
         ----           ------          ----          -------         -----
Common Stock .......   $353,757          $--            $230        $353,987
Growth Index .......     29,376           --              --          29,376
Mid Cap Growth .....         --           --              --              --
Small Company ......     59,570           --              --          59,570
Balanced ...........    381,649           --              --         381,649
Bond ...............    613,904           --              --         613,904
Money Market .......    226,409           --              --         226,409

As of December 31, 2004, the components of distributable earnings on a tax basis were as follows:

                                                 Currently
                                               Distributable
                             Currently           Long Term
                           Distributable       Capital Gain         Unrealized
                             Ordinary           or Capital         Appreciation/
         Fund                 Income          Loss Carryover       Depreciation
         ----                 ------          --------------       ------------
Common Stock ..........       $ 3,490          $(2,823,766)        $ 9,080,873
Growth Index ..........           121           (1,301,839)            371,314
Mid Cap Growth ........            --           (7,938,039)          6,672,319
Small Company .........            --              262,048          10,174,680
Balanced ..............        12,054              109,674           2,038,732
Bond ..................         7,296               18,574             230,396
Money Market ..........           113                 (113)                 --

.................................................................................

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE POLICYHOLDERS AND BOARD OF TRUSTEES OF SENTINEL VARIABLE PRODUCTS TRUST

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Sentinel Variable Products Trust Common Stock Fund, Sentinel Variable Products Trust Growth Index Fund, Sentinel Variable Products Trust Mid Cap Growth Fund, Sentinel Variable Products Trust Small Company Fund, Sentinel Variable Products Trust Balanced Fund, Sentinel Variable Products Trust Bond Fund and Sentinel Variable Products Trust Money Market Fund of the Sentinel Variable Products Trust, (the "Funds") at December 31, 2004, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PRICEWATERHOUSECOOPERS LLP

New York, New York
February 16, 2005

.................................................................................

                   Information and Services for Policyholders

FEDERAL TAX STATUS OF DIVIDENDS AND DISTRIBUTIONS
(unaudited)

      Certain tax information for the Sentinel Variable Products Trust Funds is required to be provided to policyholders based upon the Funds' income and distributions for the taxable year ended December 31, 2004.

      The following table represents the percentage of ordinary income distributions eligible for the dividends received deduction and the percentage of its ordinary income distributions treated as qualified dividend income along with the dollar amount of long-term capital gains distributed by the Funds.

                          Dividends       Qualified         Long-Term
                           Received        Dividend       Capital Gain
        Fund              Deduction         Income        Distributions
--------------------      ---------       ---------       -------------
Common Stock .......        100.00%         100.00%        $       --
Growth Index .......        100.00          100.00                 --
Small Company ......         13.64           13.48          2,391,381
Balanced ...........         20.30           20.27             79,752
Bond ...............            --              --            112,893

PORTFOLIO PROXY VOTING GUIDELINES AND VOTING RECORD

Sentinel Variable Products Trust Funds portfolio proxy voting guidelines, and information on how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, are available without charge on-line at www.nationallife.com under the "Quick Picks" menu, at www.sec.gov, or by calling (800) 537-7003.

AVAILABILITY OF QUARTERLY SCHEDULE OF INVESTMENTS

Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (Call 1-800-SEC-0330 for more information.)

.................................................................................

                           Board Members and Officers

Policyholders elect a board that oversees the Trust's operations. The board appoints officers who are responsible for day-to-day business decisions based on policies set by the board.

      The following is a list of the Trust's board members. Each member oversees the seven portfolios of the Sentinel Variable Products Trust. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the board.

INDEPENDENT BOARD MEMBERS
--------------------------------------------------------------------------------------------------------------------------
                             POSITION HELD WITH
                             REGISTRANT AND             PRINCIPAL OCCUPATIONS DURING PAST
NAME, ADDRESS, AGE           LENGTH OF SERVICE          FIVE YEARS                                    PUBLIC DIRECTORSHIPS
--------------------------------------------------------------------------------------------------------------------------
WILLIAM D. MCMEEKIN          Trustee since 2000         Senior Vice President & Senior                None
(60)                                                    Lending Officer - Banknorth Vermont,
Banknorth Vermont                                       2001 to Present;
215 Main Street                                         Community President -
Brattleboro, VT 05301                                   The Howard Bank, 2000 to 2001;
                                                        prior to that,
                                                        President & Chief Executive Officer -
                                                        Granite Savings Bank
--------------------------------------------------------------------------------------------------------------------------
WILLIAM G. RICKER            Trustee since 2000         Former President -                            None
(65)                                                    Denis, Ricker & Brown
Denis, Ricker & Brown                                   (Insurance Agency)
17 State Street
Montpelier, VT 05602

BOARD MEMBERS AFFILIATED WITH NL CAPITAL MANAGEMENT, INC.
--------------------------------------------------------------------------------------------------------------------------
                             POSITION HELD WITH
                             REGISTRANT AND             PRINCIPAL OCCUPATIONS DURING PAST
NAME, ADDRESS, AGE           LENGTH OF SERVICE          FIVE YEARS                                    PUBLIC DIRECTORSHIPS
--------------------------------------------------------------------------------------------------------------------------
THOMAS H. MACLEAY            Chairman and               National Life Group - Chairman of
(56)                         Chief Executive            the Board and Chief Executive Officer,
National Life Drive          Officer since 2004         2002 to present; President and Chief
Montpelier, VT 05604                                    Operating Officer, 1996 to 2001;
                                                        National Life Insurance Company -
                                                        Chief Financial Officer, 1991 to 1996;
                                                        various investment management,
                                                        corporate planning and financial
                                                        roles, 1975 to 1991

.................................................................................

The board has appointed officers who are responsible for day-to-day business decisions based on polices it has established. The officers serve at the pleasure of the board.

OFFICERS AFFILIATED WITH NL CAPITAL MANAGEMENT, INC.
--------------------------------------------------------------------------------------------------------------------------
                             POSITION HELD WITH
                             REGISTRANT AND             PRINCIPAL OCCUPATIONS DURING PAST
NAME, ADDRESS, AGE           LENGTH OF SERVICE          FIVE YEARS                                    PUBLIC DIRECTORSHIPS
--------------------------------------------------------------------------------------------------------------------------
KENNETH R. EHINGER           President                  National Life Insurance Company -
(51)                         since 2004                 Senior Vice President - NL Financial
National Life Drive                                     Alliance Division, 2004 to present;
Montpelier, Vermont 05604                               Sentinel Management Company -
                                                        President and Chief Executive Officer
                                                        since 2003; President and Chief
                                                        Operating Officer 2001 to 2003;
                                                        Sentinel Administrative Services
                                                        Company and Equity Services, Inc. -
                                                        President and Chief Executive Officer
                                                        since 2001; President and Chief
                                                        Operating Officer 1999 to 2001;
                                                        American Guaranty & Trust Company
                                                        - Chairman since 2003; Lincoln
                                                        Financial Advisors, Ft. Wayne,
                                                        IN - Chief Operating Officer,
                                                        1990 to 1999
--------------------------------------------------------------------------------------------------------------------------
JOHN M. GRAB, JR.,           Vice President             Sentinel Management Company -
C.P.A. (58)                  & Chief                    Senior Vice President, 1993 to
National Life Drive          Financial Officer          present; Sentinel Administrative
Montpelier, Vermont 05604    since 2003                 Service Company - Senior Vice
                                                        President, 1993 to present; ESI -
                                                        Senior Vice President and Chief
                                                        Financial Officer, 1988 to present;
                                                        American Institute of Certified Public
                                                        Accountants; The Vermont Society of
                                                        Certified Public Accountants
--------------------------------------------------------------------------------------------------------------------------
THOMAS P. MALONE             Vice President             Vice President - Sentinel
(48)                         & Treasurer                Administrative Service Company
One National Life Drive      since 2000
Montpelier, VT 05604
--------------------------------------------------------------------------------------------------------------------------
SCOTT WHEELER                Assistant Vice             Sentinel Administrative Service
(39)                         President &                Company - Assistant Vice President,
One National Life Drive      Assistant Treasurer        1998 to present; Sentinel Group
Montpelier, VT 05604         since 2004                 Funds, Inc. - Vice President &
                                                        Treasurer, 1997 to present; Assistant
                                                        Vice President, 1990 to 1997
--------------------------------------------------------------------------------------------------------------------------

.................................................................................

OFFICERS AFFILIATED WITH NL CAPITAL MANAGEMENT, INC., CONTINUED
--------------------------------------------------------------------------------------------------------------------------
JOHN K. LANDY                Vice President             Senior Vice President - Sentinel
(44)                         since 2004                 Administrative Service Company,
One National Life Drive                                 since 2004; Vice President - Sentinel
Montpelier, VT 05604                                    Administrative Service Company,
                                                        1997 to 2004
--------------------------------------------------------------------------------------------------------------------------
D. RUSSELL MORGAN            Chief Compliance           Sentinel Group Funds, Inc., Sentinel
(49)                         Officer since 2004         Variable Products Trust, Sentinel
One National Life Drive                                 Advisors Company, NL Capital
Montpelier, VT 05604                                    Management, Inc., National Life
                                                        Variable Products Separate Accounts -
                                                        Chief Compliance Officer, 2004 to
                                                        present; National Life - Assistant
                                                        General Counsel, 2001 to 2004;
                                                        Senior Counsel, 2000 to 2001;
                                                        Counsel, 1994 to 2000; Equity
                                                        Services, Inc. - Counsel, 1986 to
                                                        2004; Sentinel Advisors Company -
                                                        Sentinel Financial Services Company
                                                        - Sentinel Administrative Service
                                                        Company - Counsel, 1993 to 2004

.................................................................................

The Statement of Additional Information has additional information about the Trust's trustees and is available, without charge, upon request by calling (800) 537-7003.

INVESTMENT ADVISOR
NL Capital Management, Inc.

PRINCIPAL UNDERWRITER
Equity Services, Inc.

COUNSEL
Sidley Austin Brown & Wood LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
PricewaterhouseCoopers LLP

CUSTODIAN AND DIVIDEND PAYING AGENT
State Street Bank - Kansas City

TRANSFER AGENT, SHAREHOLDER SERVICING AGENT AND ADMINISTRATOR
Sentinel Administrative Service Corporation

SENTINEL VARIABLE PRODUCTS TRUST

Sentinel Variable Products Trust Common Stock Fund
Sentinel Variable Products Trust Growth Index Fund
Sentinel Variable Products Trust Mid Cap Growth Fund
Sentinel Variable Products Trust Small Company Fund
Sentinel Variable Products Trust Balanced Fund
Sentinel Variable Products Trust Bond Fund
Sentinel Variable Products Trust Money Market Fund

THIS BROCHURE IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY WHEN PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

DISTRIBUTED BY
Equity Services, Inc.
National Life Drive
Montpelier, Vermont 05604
(800) 233-4332


MK2473(1204)                                                      Cat. No. 63061

ITEM 2. CODE OF ETHICS

(a) As of December 31, 2004, the Registrant had adopted a code of ethics that applies to the Registrant's Principal Executive and Senior Financial Officers, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.
(c) There were no amendments during the fiscal year ended December 31, 2004 to any provision of the code of ethics that applies to the Registrant's Principal Executive and Senior Financial Officers.
(d) There were no waivers granted during the fiscal year ended December 31, 2004 from any provision of the code of ethics that applies to the Registrant's Principal Executive and Senior Financial Officers.
(e)   Not applicable.
(f)   A copy of the Registrant's code of ethics is attached as an exhibit.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The Registrant's Board of Trustees has determined that the Board of Trustees currently does not have an Audit Committee Financial Expert serving on the Registrant's Audit Committee. However, the members of the Audit Committee, which consists of the two non-interested trustees of the Registrant, after considering all the factors that they deem relevant, including the experience and business backgrounds of its members, have determined that as a group they have the attributes necessary to provide appropriate oversight in connection with preparation of the Registrant's financial statements.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a) Audit Fees. PricewaterhouseCoopers billed the Registrant aggregate fees for professional services rendered to the Registrant for the last two fiscal years as follows:

2003     $66,290
2004     $80,060

(b) Audit-Related Fees. PricewaterhouseCoopers has not provided any audit-related services to the Registrant that are not included in response to item 4(a).

(c) Tax Fees. PricewaterhouseCoopers billed the Registrant aggregate fees for services including the review of the Registrant's applicable tax returns and responding to general tax questions for the last two fiscal years as follows:

2003     $19,950
2004     $21,000

(d) All Other Fees. PricewaterhouseCoopers has not billed the Registrant for other products and services during the last two fiscal years.
PricewaterhouseCoopers billed the Registrant's transfer agent, Sentinel Administrative Services Company ("SASC"), aggregate fees for services which related to SASC SAS 70 reports and work on anti-money laundering, market timing and late trading procedures, in the last two fiscal years as follows:

2003     $52,400
2004     $62,005

(e)(1) Audit Committee Pre-Approval Policy. The policy of the Registrant's Audit Committee is to pre-approve all auditing services to be provided to the Registrant by the independent auditor and to pre-approve (or establish policies for the pre-approval of) all non-auditing services, including tax services, to be provided to the Registrant by the independent auditor. The Audit Committee also must pre-approve non-auditing services to be provided to the Registrant's investment adviser (and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant) if the engagement relates directly to the operations and financial reporting of the Registrant.

(e)(2) 100% of the services described in (c) and (d) above were approved by the Audit Committee.

(f) All of the work in connection with the audit of the Registrant's financial statements was performed by full-time employees of PricewaterhouseCoopers.

(g) Except as disclosed in Item 4(c), there were no non-audit fees billed by PricewaterhouseCoopers for services rendered to the Registrant, and rendered to the Registrant's investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for each of the Registrant's last two fiscal years.

(h) The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to the Registrant's investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.


ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) Not applicable.

(b) Not applicable.


ITEM 6.  SCHEDULE OF INVESTMENTS

The complete schedule of investments is included in Item 1 of this Form N-CSR.


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.


ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

No material changes.


ITEM 11.  CONTROLS AND PROCEDURES

The Registrant's principal executive officer and principal financial officer have evaluated the Registrant's disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the Registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

There were no changes in the Registrant's internal controls over financial reporting that occurred during the Registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.


ITEM 12. EXHIBITS

(a)(1) Code of Ethics.

(a)(2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as an exhibit.

(a)(3) Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as an exhibit.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Sentinel Variable Products Trust


By: /s/ Thomas A. MacLeay
-------------------------
Thomas A. MacLeay,
Chairman & Chief Executive Officer

Date: March 9, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.


By: /s/ John M. Grab
--------------------
John M. Grab, Jr.,
Vice President & Chief Financial Officer

Date: March 9, 2005